As Filed with
                     the Securities and Exchange Commission

                              on January 4, 1996

                                                            File Nos. 33-7592
                                                                     811-4768

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            /_X_/

           Pre-Effective Amendment No.     ___                     /___/


           Post-Effective Amendment No. 13                         /_X_/



                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                            / X /


           Amendment No. 13                                        /_X_/



                        (Check appropriate box or boxes)

                       PIONEER INTERMEDIATE TAX-FREE FUND
               (Exact name of registrant as specified in charter)


                     60 State Street, Boston, Massachusetts
                                     02109
                     (Address of principal executive office)
                                    Zip Code


       Registrant's Telephone Number, including Area Code: (617) 742-7825


       Joseph P. Barri, Hale and Dorr, 60 State Street, Boston, MA 02109
       ------------------------------------------------------------------
                     (Name and address of agent for service)


It is proposed that this filing will become effective (check appropriate box)

     _X_ immediately  upon filing  pursuant to paragraph (b)

     ___ on [date] pursuant to paragraph (b)

     ___ 60 days after filing  pursuant to paragraph (a)
     ___ on [date] pursuant to paragraph (a) of Rule 485

Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. The Registrant has filed the Notice required by Rule 24f-2 for its most recent fiscal year on or about February 28, 1995.

                       PIONEER INTERMEDIATE TAX-FREE FUND

                           CLASS A AND CLASS B SHARES

            Cross-Reference Sheet Showing Location in Prospectus and
                     Statement of Additional Information of
             Information Required by Items of the Registration Form


                                                     Location in Prospectus
                                                        or Statement of
Form N-1A Item Number and Caption                    Additional Information

1.  Cover Page............................      Prospectus - Cover Page

2.  Synopsis..............................      Prospectus - Expense Information

3.  Condensed Financial Information.......      Prospectus - Financial
                                                Highlights

4.  General Description of Registrant.....      Prospectus - Investment
                                                Objective and Policies; The Fund

5.  Management of the Fund................      Prospectus - Management of the
                                                Fund

6.  Capital Stock and Other Securities....      Prospectus -Investment Objective
                                                and Policies; The Fund

7.  Purchase of Securities Being Offered..      Prospectus - Fund Share
                                                Alternatives; How to Buy
                                                Fund Shares; Shareholder
                                                Services; Distribution  Plans

8.  Redemption or Repurchase..............      Prospectus -  Fund Share
                                                Alternatives; How to Sell
                                                Fund Shares; Shareholder
                                                Services

9.  Pending Legal Proceedings.............      Not Applicable

10. Cover Page............................      Statement of Additional
                                                Information - Cover Page

11. Table of Contents.....................      Statement of Additional
                                                Information - Cover Page

12. General Information and History.......      Statement of Additional
                                                Information - Cover Page;
                                                Description of Shares

13. Investment Objectives and Policies....      Statement of Additional
                                                Information - Investment
                                                Policies and Restrictions

14.     Management of the Fund................  Statement of Additional
                                                Information - Management of the
                                                Fund; Investment Adviser

15. Control Persons and Principal Holders
      of Securities.......................      Statement of Additional
                                                Information - Management of the
                                                Fund

16. Investment Advisory and Other
      Services............................      Statement of Additional
                                                Information - Management of the
                                                Fund; Investment Adviser;
                                                Shareholder Servicing/Transfer
                                                Agent; Underwriting Agreement
                                                and Distribution Plans;
                                                Custodian; Independent
                                                Accountants

17. Brokerage Allocation and Other
      Practices...........................      Statement of Additional
                                                Information - Portfolio
                                                Transactions

18. Capital Stock and Other Securities....      Statement of Additional
                                                Information - Description of
                                                Shares; Certain Liabilities


19. Purchase Redemption and Pricing of
      Securities Being Offered............      Statement of Additional
                                                Information - Determination of
                                                Net Asset Value; Letter of
                                                Intention; Systematic Withdrawal
                                                Plan

20. Tax Status............................      Statement of Additional
                                                Information - Tax Status

21. Underwriters..........................      Statement of Additional
                                                Information - Principal
                                                Underwriter; Underwriting
                                                Agreement and Distribution Plans

22. Calculation of Performance Data.......      Statement of Additional
                                                Information - Investment Results

23. Financial Statements..................      Balance Sheet; Report of
                                                Independent Public Accountants

Pioneer
Intermediate
Tax-Free
Fund


Class A and Class B
Prospectus
April 28, 1995
(revised December 20, 1995)


   The investment objective of Pioneer Intermediate Tax-Free Fund (the "Fund") is to provide as high a level of current income exempt from Federal income taxes from a high-quality portfolio of municipal bonds as is consistent with prudent investment risk.


   Fund returns and share prices fluctuate and the value of your account upon redemption maybe more or less than your purchase price. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.



   This Prospectus (Part A of the Registration Statement) provides the information about the Fund that you should know before investing. Please read and keep it for your future reference. More information about the Fund is included in Part B, the Statement of Additional Information, also dated April 28, 1995 (revised December 20, 1995), which is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. Other information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge.



           TABLE OF CONTENTS                                     PAGE
------------------------------------------------------------------------
I.          EXPENSE INFORMATION                                     2
II.         FINANCIAL HIGHLIGHTS                                    3
III.        INVESTMENT OBJECTIVE AND POLICIES                       4
             "When Issued" Securities                               5
             Portfolio Transactions and Turnover                    5
IV.         MANAGEMENT OF THE FUND                                  5
V.          FUND SHARE ALTERNATIVES                                 6
VI.         SHARE PRICE                                             7
VII.        HOW TO BUY FUND SHARES                                  7
             Class A Shares                                         7
             Class B Shares                                         8
VIII.       HOW TO SELL FUND SHARES                                10
IX.         HOW TO EXCHANGE FUND SHARES                            11
X.          DISTRIBUTION PLANS                                     11
XI.         DIVIDENDS AND TAX STATUS                               12
XII.        SHAREHOLDER SERVICES                                   13
             Account and Confirmation Statements                   13
             Additional Investments                                13

             Automatic Investment Plans                            13

             Financial Reports and Tax Information                 13
             Distribution Options                                  13
             Directed Dividends                                    13
             Direct Deposit                                        14
             Telephone Transactions and Related Liabilities        14
             FactFone(SM)                                          14
             Telecommunications Device for the Deaf (TDD)          14
             Systematic Withdrawal Plans                           14
             Reinstatement Privilege (Class A Shares Only)         14
XIII.       THE FUND                                               15
XIV.        INVESTMENT RESULTS                                     15
XV.         APPENDIX                                               16
            Taxable Equivalent Yields                              16

                                ------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION


   This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Fund. The table reflects actual expenses for the fiscal year ended December 31, 1994.


Shareholder Transaction Expenses:                      Class A      Class B
 Maximum Initial Sales Charge on Purchases  (as a
  percentage of the offering price)                     3.50%        None
 Maximum Sales Charge on Reinvestment of  Dividends     None         None


 Maximum Deferred Sales Charge
   (as a percentage of original purchase price or
   redemption price, as applicable)                     None(1)      3.00%
 Redemption Fee(2)                                      None         None
 Exchange Fee                                           None         None
Annual Operating Expenses (as a percentage of net
  assets):(4)
 Management Fee (after Expense Limitation)(3)           0.28%        0.28%
 12b-1 Fees                                             0.25%        1.00%
 Other Expenses (including transfer agent fee,
   custodian fees and accounting and printing
   expenses)                                            0.47%        0.56%
                                                        ----         ----
Total Operating Expenses:
 (after Expense Limitation)(3)                          1.00%        1.84%
                                                        ====         ====

(1) Purchases of $1,000,000 or more and purchases by participants in a "Group Plan" (as described under "How to Buy Fund Shares") are not subject to an initial sales charge but may be subject to a contingent deferred sales charge as further described under "How to Buy Fund Shares."


(2) Separate fees (currently $10 and $20, respectively) apply to domestic or international bank wire transfers of redemption proceeds.


(3) Effective January 3, 1994, Pioneering Management Corporation ("PMC"), agreed not to impose a portion of its management fee and to make other arrangements, if necessary, to the extent necessary to limit the operating expenses of the Fund as listed below. This agreement is voluntary and temporary and may be revised or terminated at any time.




                                  Class A      Class B
                                 ---------    ---------
Management Fee                     0.50%        0.50%
Expense Limitation                 1.00%         n/a*
Expenses Absent Limitation
 Other Expenses                    n/a          0.64%
 Total Operating Expenses          1.22%        1.84%

------------
  * The portion of fund-wide expenses attributable to Class B shares will be reduced only to the extent such expenses are reduced for the Class A shares of the Fund.



(4) For Class B shares, operating expenses are based on an estimate of the expenses that would have been incurred if Class B shares had been outstanding for the entire fiscal year.


   Example:

   You would pay the following dollar amounts on a $1,000 investment, assuming a 5% annual return and redemption at the end of each of the time periods:

                           1 Year   3 Years   5 Years   10 Years
                           -------  --------  -------- ----------

Class A Shares              $45       $66*     $ 88*      $153*
Class B Shares
 -Assuming complete
  redemption at end
  of period                 $49       $78      $100       $194**
 -Assuming no redemption    $19       $58      $100       $194**

------------
 * These are cumulative totals; the average fees and expenses of Class A shares paid over a 10-year period would be approximately $19.40 per year.


** Class B shares convert to Class A shares six years after purchase;
   therefore, Class A expenses are used after year six.

   The example is designed for informational purposes only, and should not be considered a representation of past or future expenses or return. Actual Fund expenses and return will vary from year to year and may be higher or lower than those shown.


   For further information regarding management fees, 12b-1 fees and other expenses of the Fund, including information regarding the basis upon which fees and expenses are paid, see "Management of the Fund," "Distribution Plans" and "How To Buy Fund Shares" in this Prospectus and "Management of the Fund" and "Underwriting Agreement and Distribution Plans" in the Statement of Additional Information. The Fund's payment of a Rule 12b-1 fee may result in long-term shareholders indirectly paying more than the economic equivalent of the maximum sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD").



   The maximum initial sales charge is reduced on purchases of specified amounts of Class A shares and the value of Class A shares owned in other Pioneer mutual funds is taken into account in determining the applicable initial charge. See "How to Buy Fund Shares." No sales charge is applied to exchanges of shares of the Fund for shares of other publicly available Pioneer mutual funds. See "How to Exchange Fund Shares."

II. FINANCIAL HIGHLIGHTS


   The following information has been derived from financial statements which have been audited by Arthur Andersen LLP, independent public accountants, in connection with their examination of the Fund's financial statements. Arthur Andersen LLP's report on the Fund's financial statements as of December 31, 1994, appears in the Fund's Annual Report which is incorporated by reference in the Statement of Additional Information. The Annual Report includes more information about the Fund's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.


Pioneer Intermediate Tax-Free Fund
For Each Class A Share Outstanding Throughout Each Period:


                                                                                                             October 27,
                                                                                                                1986 to
                                                   For the Year Ended December 31,                            December 31,
                           --------------------------------------------------------------------------------- --------------
                             1994+      1993      1992      1991      1990      1989      1988       1987         1986
                           ----------  --------  --------  --------  --------  --------  --------  --------- --------------
Net asset value,
  beginning of period       $ 10.76    $ 10.32   $ 10.06   $  9.63   $  9.66   $  9.40   $  8.95   $ 10.01      $ 10.00
                           ---------   -------   -------   -------   -------   -------   -------   -------      -------
Income from investment
  operations:
 Net investment  income     $ 0.494    $ 0.560   $ 0.587   $ 0.610   $ 0.627   $ 0.634   $ 0.628   $ 0.624      $ 0.050
 Net realized and
   unrealized gain
   (loss) on
   investments               (1.134)     0.558     0.257     0.430    (0.033)    0.257     0.476    (1.024)      (0.040)
                           ---------   -------   -------   -------   -------   -------   -------   -------      -------
 Total income (loss)
   from investment
   operations               $(0.640)   $ 1.118   $ 0.844   $ 1.040   $ 0.594   $ 0.891   $ 1.104   $(0.400)     $ 0.010
Distribution to
  shareholders from:
 Net Investment  Income      (0.494)    (0.558)   (0.584)   (0.610)   (0.624)   (0.631)   (0.654)   (0.660)        --
 In excess of net
   investment income         (0.002)      --        --        --        --        --        --        --           --
 Net realized capital
   gains                     (0.004)    (0.120)     --        --        --        --        --        --           --
                           ---------   -------   -------   -------   -------   -------   -------   -------      -------
Net increase (decrease)
  in net asset value        $ (1.14)   $  0.44   $  0.26   $  0.43   $ (0.03)  $  0.26   $  0.45   $ (1.06)     $  0.01
                           ---------   -------   -------   -------   -------   -------   -------   -------      -------
Net asset value, end of
  period                    $  9.62    $ 10.76   $ 10.32   $ 10.06   $  9.63   $  9.66   $  9.40   $  8.95      $ 10.01
                           =========   =======   =======   =======   =======   =======   =======   =======      =======
Total return*                 (6.02)%    11.08%     8.65%    11.17%     6.42%     9.77%    12.79%    (3.91)%       0.10%
Ratio of net operating
  expenses to average
  net assets                   1.00%      0.85%     0.85%     0.75%     0.66%     0.60%     0.50%    (0.35)%       0.61%**
Ratio of net investment
  income to average net
  assets                       4.89%      5.23%     5.78%     6.21%     6.56%     6.60%     6.89%     7.08%        9.73%**
Portfolio turnover rate       39.24%     13.93%     3.52%     4.61%     7.99%     4.09%    10.03%     0.06%        --
Net assets, end of
  period (in thousands)     $76,674    $82,097   $57,353   $44,631   $34,118   $28,754   $20,121   $13,107      $ 3,066
Ratios assuming no
  reduction of fees or
  expenses
  Net Operating
    Expenses                   1.22%      1.12%     1.27%     1.33%     1.17%     1.10%     1.28%     1.53%        --
  Net investment  income                                                                                           --
                               4.67%      4.97%     5.36%     5.63%     6.05%     6.10%     6.11%     5.90%

------------
  + Based upon average shares outstanding and average net assets for the period presented.


  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

 ** Annualized.


                                                               April 29,
                                                                1994 to
For Each Class B Share Outstanding Throughout Each Period***  December 31,
                                                                 1994+
                                                             -------------
Net asset value, beginning of period                            $ 10.07
                                                                -------
Income from investment operations:
 Net investment income                                          $ 0.268
 Net realized and unrealized gain (loss) on investments          (0.415)
                                                                -------
Total income from investment operations                         $(0.147)
Distribution to shareholders:
 From net investment income                                      (0.268)
 In excess of net investment income                              (0.003)
 From net realized capital gains                                 (0.002)
                                                                -------
Net increase (decrease) in net asset value                      $ (0.42)
                                                                -------
Net asset value, end of period                                  $  9.65
                                                                =======
Total return*                                                     (1.49)%
Ratio of net operating expenses to average net assets              1.84%**
Ratio of net investment income to average net assets               4.17%**
Portfolio turnover rate                                           39.24%
Net assets, end of period (in thousands)                        $ 1,529
Ratios assuming no reduction of fees or expenses
 Net operating expenses                                            2.14%**
 Net investment income                                             3.87%**

------------
  + Based upon average shares outstanding and average net assets for the period presented.

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

 ** Annualized.

*** Class B shares were first publicly offered on April 29, 1994.


-------------------------------------------------------------------------------

III. INVESTMENT OBJECTIVE AND POLICIES

   The investment objective of the Fund is to provide as high a level of current income exempt from federal income taxes from a high quality portfolio of municipal bonds as is consistent with prudent investment risk.

   The Fund's policy under normal conditions is to invest at least 80% of the Fund's portfolio in bonds, notes and other debt instruments issued by or on behalf of states, territories and possessions of the United States ("U.S.") and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (hereinafter "Municipal Bonds" or "tax-exempt securities"). As a defensive measure during times of adverse market conditions, up to 50% of the Fund's portfolio may be invested in the short-term taxable investments described in paragraphs 3 and 4 below.

   All of the Fund's investments will be made in accordance with the investment policies set forth below. The Fund's investments will be limited to:


   (1) Tax-exempt securities which are rated AAA, AA, A or BBB by Standard & Poor's Ratings Service ("S&P" ) or are rated Aaa, Aa, A or Baa by Moody's Investor Service, Inc. ("Moody's");


   (2) Notes of issuers having an issue of outstanding Municipal Bonds rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's or which are guaranteed by the U.S. government;

   (3) Obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;

   (4) Obligations of banks (including certificates of deposit and bankers' acceptances) with $1 billion of assets and repurchase agreements with banks and broker-dealers; and

   (5) Tax-exempt securities which are not rated but which, in the opinion of the Fund's investment adviser, are of at least comparable quality to the three highest grades of S&P or Moody's.

   Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge.

   No more than 15% of the Fund's total portfolio will be invested in securities which are not rated or which are rated BBB by S&P or Baa by Moody's. Securities rated BBB by S&P or Baa by Moody's are considered medium-grade, neither highly protected nor poorly secured, with some elements of uncertainty over any great length of time and certain speculative characteristics as well. The Fund will not invest in securities rated below BBB by S&P or Baa by Moody's.

   The dollar weighted average portfolio maturity of the Fund will not exceed 10 years. Under normal circumstances, the Fund will invest at least 80% of its assets in securities with remaining maturities of 15 years or less. For purposes of these policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features (such as puts, demand, prepayment or redemption features) or a variable rate of interest which, based on projected cash flows from the instrument, will in the judgment of PMC result in the instrument being valued in the market as though it has the earlier maturity.


   The Fund intends to minimize the distribution of taxable income to shareholders. Thus, investments described in paragraphs 3 and 4 above will generally be purchased only to meet short-term liquidity needs or to offset Fund expenses. If the Fund cannot find suitable tax-exempt short-term instruments in the quantity necessary, or if for any reason the Fund earns taxable income, a portion of the dividends distributed to shareholders may be taxable as ordinary income. See "Dividends and Tax Status."

   The higher quality issues in which the Fund's portfolio will be concentrated can generally be expected to produce lower yields than issues of lower quality, though they are generally more marketable.

   The net asset value of the shares of an open-end investment company such as the Fund, which invests primarily in fixed-income tax-exempt securities, changes as the general levels of interest rates fluctuate. When interest rates rise, the value of a portfolio invested at lower yields can be expected to decline. For a description of how to compare yields on Municipal Bonds and taxable securities, see "Taxable Equivalent Yields" in the Appendix. For the ratings of S&P and Moody's for Municipal Bonds and a general discussion of Municipal Bonds and descriptions of short-term investments permitted as Fund investments, see the Statement of Additional Information.

"When Issued" Securities

   Some tax-exempt securities are purchased on a "when-issued" basis, which means that it may take as long as 60 days or more before the securities are delivered and paid for. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. Although the amount of tax-exempt securities for which there may be purchase commitments on a "when-issued" basis is not limited, it is expected that under normal circumstances not more than 50% of the total assets of the Fund will be committed to such purchases. The Fund does not start earning interest on "when-issued" securities until they are issued. In order to invest the assets of the Fund immediately while awaiting delivery of securities purchased on a "when-issued" basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available.

   When a commitment to purchase a security on a "when-issued" basis is made, procedures are established consistent with the General Statement of Policy of the SEC concerning such purchases. Because that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, cash or high quality debt securities sufficient to cover any commitments are always expected to be available. However, although it is not intended that such purchases would be made for speculative purposes, and although the Fund intends to adhere to the provisions of the SEC policy, purchases of securities on a "when-issued" basis may involve more risk than other types of purchases. For example, when the time comes to pay for a "when-issued" security, portfolio securities of the Fund may have to be sold in order for the Fund to meets its payment obligations, and a sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not tax-exempt.


   Also, if it is necessary to sell the "when-issued" security before delivery, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the "when-issued" security was made. Moreover, the Fund's distributions of any gain resulting from any such sale would not be tax-exempt. Additionally, because of market fluctuations between the time of commitment to purchase and the date of purchase, the "when-issued" security may have a lesser (or greater) value at the time of purchase than the Fund's payment obligations with respect to the security.


Portfolio Transactions and Turnover

   The Fund will be fully managed by purchasing and selling securities, as well as holding selected securities to maturity. In purchasing and selling portfolio securities, the Fund seeks to take advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. For a description of the strategies which may be used by the Fund in purchasing and selling portfolio securities, see the Statement of Additional Information.

   While it is not possible to predict accurately the rate of turnover of the Fund's portfolio on an annual basis, it is anticipated that the rate will not materially exceed 85%. A portfolio turnover of 85% would occur if 85% of the securities in the portfolio were changed once in a twelve-month period. Computation of portfolio turnover excludes transactions in U.S. Treasury obligations and securities having a maturity of one year or less.

   The investment objective and policy to invest under normal circumstances at least 80% of the Fund's portfolio in Municipal Bonds, may not be changed without shareholder approval. Because all of the Fund's investments are subject to fluctuations in yields and value due to changes in earnings, economic conditions and other factors, there can be no assurance that the Fund's investment objective will be achieved.

   The Statement of Additional Information includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions identified in the Statement of Additional Information as fundamental may not be changed without shareholder approval.

IV. MANAGEMENT OF THE FUND

   The Fund's Board of Trustees has overall responsibility for management and supervision of the Fund. There are currently eight Trustees, six of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Board meets at least quarterly. By virtue of the functions performed by PMC as investment adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the names and general background of each Trustee and executive officer of the Fund.


   Each domestic fixed income portfolio managed by PMC, including the Fund, is overseen by the Domestic Fixed Income

Portfolio Management Committee, which consists of PMC's most senior domestic fixed income professionals. The committee is chaired by Mr. David Tripple, PMC's President and Chief Investment Officer and Executive Vice President of each of the Pioneer mutual funds. Mr. Tripple joined PMC in 1974 and has had general responsibility for PMC's investment operations and specific portfolio assignments for over five years. Fixed income investments at PMC, including those made on behalf of the Fund, are under the general supervision of Mr. Sherman Russ, Vice President of PMC. Mr. Russ joined PMC in 1983. Day-to-day management of the Fund has been the responsibility of Kathleen D. McClaskey since February 1990. Ms. McClaskey joined PMC in 1986 and is Vice President of PMC. In certain instances where Ms. McClaskey is unavailable, primary responsibility for the day-to-day management of the Fund may be assumed temporarily by Mark Winter, Vice President of PMC. Mr. Winter joined PMC in 1993 and has been an investment manager of Pioneer Tax-Free Income Fund since 1986.

   The Fund is managed under a contract with PMC. PMC serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs, subject only to the authority of the Board of Trustees. PMC is a wholly-owned subsidiary of The Pioneer Group, Inc. ("PGI"), a Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect subsidiary of PGI, is the principal underwriter of shares of the Fund.


   In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. PMC's and PFD's executive officers are located at 60 State Street, Boston, Massachusetts 02109.

   Under the terms of its contract with the Fund, PMC assists in the management of the Fund and is authorized in its discretion to buy and sell securities for the account of the Fund. PMC pays all the ordinary operating expenses, including executive salaries and the rental of certain office space, related to its services for the Fund, with the exception of the following which are to be paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund; (d) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations, and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with the SEC, individual states or blue sky securities agencies, territories and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and to Trustees; (i) distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the Fund who are not affiliated with or interested persons of PMC, the Fund (other than as Trustees), PGI or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition to the expenses described above, the Fund shall pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.


   Orders for the Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances where two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides brokerage or research services or sells shares of the Fund. See the Statement of Additional Information for a further description of PMC's brokerage allocation practices.

   As compensation for its management services and certain expenses which PMC incurs, PMC is entitled to a management fee equal to 0.50% per annum of the Fund's average daily net assets. The fee is normally computed daily and paid monthly. During the fiscal year ended December 31, 1994, the Fund would, absent an expense limitation agreement, have incurred expenses of $1,014,049 payable to PMC. Effective January 3, 1994, PMC voluntarily agreed not to impose management fees to the extent necessary to limit total expenses to 1.00% of average daily net assets. This agreement is voluntary and temporary and may be revised or terminated at any time. During the fiscal year ended December 31, 1994, this arrangement resulted in a reduction of expenses for the Fund of $183,384.


   John F. Cogan, Jr., Chairman and President of the Fund, Chairman of PFD, President and a Director of PGI and Chairman and a Director of PMC, owned approximately 15% of the outstanding capital stock of PGI as of March 31, 1995.

V. FUND SHARE ALTERNATIVES

   The Fund continuously offers two Classes of shares designated as Class A and Class B shares, as described more fully in "How to Buy Fund Shares." If you do not specify in your instructions to the Fund which Class of shares you wish to purchase, exchange or redeem, the Fund will assume that your instructions apply to Class A shares.

   Class A Shares. If you invest less than $1 million in Class A shares, you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares, no sales charge will be imposed at the time of purchase, however, shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge ("CDSC"). Class A shares are subject to distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares.

   Class B Shares. If you plan to invest up to $250,000, Class B shares are available to you. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 3% if redeemed within four years. Class B shares are subject to distribution and service fees at a combined annual rate of 1.00% of the Fund's average daily net assets attributable to Class B shares. Your entire investment in Class B shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class B shares will cause your Class B shares (until conversion) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, approximately six years after the initial purchase.

   Purchasing Class A or Class B Shares. The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge on an investment of $250,000 or less and you plan to hold the investment for at least four years, you might consider Class B shares.


   Investment dealers or their representatives may receive different compensation depending on which Class of shares they sell. Shares may be exchanged only for shares of the same Class of another Pioneer mutual fund and shares acquired in the exchange will continue to be subject to any CDSC applicable to the shares of the Fund originally purchased. Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, CDSCs and dealer compensation arrangements in accordance with local laws and business practices.


VI. SHARE PRICE

   Shares of the Fund are sold at the public offering price, which is the net asset value per share plus the applicable sales charge. Net asset value per share of a Class of the Fund is determined by dividing the value of its assets, less liabilities attributable to that Class, by the number of shares of that Class outstanding. The net asset value is computed once daily, on each day the New York Stock Exchange (the "Exchange") is open, as of the close of regular trading on the Exchange.

VII. HOW TO BUY FUND SHARES

   You may buy Fund shares at the public offering price from any securities broker-dealer which has a sales agreement with PFD. If you do not have a securities broker-dealer, please call 1-800-225-6292 for assistance.


   The minimum initial investment is $1,000 for Class A and Class B shares except as specified below. The minimum initial investment is $50 for Class A accounts being established to utilize monthly bank drafts, government allotments and other similar automatic investment plans. Separate minimum investment requirements apply to retirement plans and to telephone and wire orders placed by broker-dealers; no sales charges or minimum requirements apply to the reinvestment of dividends or capital gains distributions. The minimum subsequent investment is $50 for Class A shares and $500 for Class B shares except that the subsequent minimum investment amount for Class B share accounts may be as little as $50 if an automatic investment plan is established (see "Automatic Investment Plans").



   Telephone Purchases. Your account is automatically authorized to have the telephone purchase privilege unless you indicated otherwise on your Account Application or by writing to Pioneering Services Corporation ("PSC"). The telephone purchase option may be used to purchase additional shares for an existing fund account; it may not be used to establish a new account. Proper account identification will be required for each telephone purchase. A maximum of $25,000 per account may be purchased by telephone each day. The telephone purchase privilege is available to Individual Retirement Accounts ("IRAs") but may not be available to other types of retirement plan accounts. Call PSC for more information.



   You are strongly urged to consult with your financial representative prior to requesting a telephone purchase. To purchase shares by telephone, you must establish your bank account of record by completing the appropriate section of your Account Application or an Account Options Form. PSC will electronically debit the amount of each purchase from this predesignated bank account. Telephone purchases may not be made for 30 days after the establishment of your bank of record or any change to your bank information.



   Telephone purchases will be priced at the net asset value plus any applicable sales charge next determined after PSC's acceptance of a telephone purchase instruction and receipt of good funds (usually three days after the purchase instruction). You may always elect to deliver purchases to PSC by mail. See "Telephone Transactions and Related Liabilities" for additional information.


Class A Shares

   You may buy Class A shares at the public offering price, that is, at the net asset value per share next computed after receipt of a purchase order, plus a sales charge as follows:

                                                       Dealer
                                Sales Charge as a %   Allowance
                                         of           as a % of
                                 ------------------- -----------
                                             Net
                                Offering    Amount    Offering
      Amount of Purchase          Price    Invested     Price
------------------------------   --------  --------- -----------
Less than $50,000                 3.50%      3.62%      3.00%
$50,000 but less than $100,000    3.00       3.09       2.50
$100,000 but less than
  $500,000                        2.50       2.56       2.00
$500,000 but less than
  $1,000,000                      2.00       2.04       1.75
$1,000,000 or more                -0-        -0-      see below


   The schedule of sales charges above is applicable to purchases of Class A shares of the Fund by an (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Section 401 or 408 of the Internal Revenue Code of 1986, as amended (the "Code"), although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the Fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned (except the Class A shares of Pioneer Money Market Trust), provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. See the "Letter of Intention" section of the Account Application.


   No sales charge is payable at the time of purchase on investments of $1,000,000 or more or for participants in certain Group Plans (described below) subject to a CDSC of 0.50% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. See "How to Sell Fund Shares." PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 0.50% on the first $1 million to $5 million; and 0.10% on the excess over $5 million. These commissions will not be paid if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commission paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. See also "How to Sell Fund Shares." In connection with PGI's acquisition of Mutual of Omaha Fund Management Company and contingent upon the achievement of certain sales objectives, PFD pays to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the Fund's Class A shares through such dealer.


   Qualifying for a Reduced Sales Charge. Class A shares of the Fund may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Class A shares of a Fund may be sold at net asset value per share without a sales charge to Optional Retirement Program participants if (i) the employer has authorized a limited number of investment company providers for the Program, (ii) all authorized investment company providers offer their shares to Program participants at net asset value, (iii) the employer has agreed in writing to actively promote the authorized investment providers to Program participants and (iv) the Program provides for a matching contribution for each participant contribution. Information about such arrangements is available from PFD.



   Class A shares of the Fund may also be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Fund and partners or employees of its legal counsel; (b) current or former directors, officers, employees or sales representatives of PGI or its subsidiaries; (c) current or former directors, officers, employees or sales representatives of any subadviser or predecessor investment adviser to any investment company for which PMC serves as investment adviser, and the subsidiaries or affiliates of such persons; (d) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with PFD; (e) members of the immediate families of any of the foregoing persons; (f) any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons; (g) insurance company separate accounts; (h) certain "wrap accounts" for the benefit of clients of investment advisers adhering to standards established by PFD; (i) other funds and accounts for which PMC or any of its affiliates serves as investment adviser or manager; and (j) certain unit investment trusts. Shares so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Fund. The availability of this privilege is conditioned on the receipt by PFD of written notification of eligibility. Shares of the Fund may also be issued at net asset value without a sales charge in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies.



   Investors who are clients of a broker-dealer with a current sales agreement with PFD may purchase shares of the Fund at net asset value, without a sales charge, to the extent that the purchase price is paid out of proceeds from one or more redemptions by the investor of shares of certain other mutual funds. In order for a purchase to qualify for this privilege, the investor must document to the broker-dealer that the redemption occurred within 60 days immediately preceding the purchase of shares of the Fund; that the client paid a sales charge on the original purchase of the shares redeemed; and that the mutual fund whose shares were redeemed also offers net asset value purchases to redeeming shareholders of any of the Pioneer mutual funds. Further details may be obtained from PFD.


   Reduced sales charges for Class A shares are available through an agreement to purchase a specified quantity of Fund shares over a designated 13-month period by completing the "Letter of Intention" section of the Account Application. Information about the Letter of Intention Procedure, including its terms, is contained in the Statement of Additional Information.

Class B Shares


   You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within four years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the Fund will first redeem shares not subject to any CDSC, and then shares held longest during the four-year period. As a result, you will pay the lowest possible CDSC.


Year Since                CDSC as a Percentage of Dollar
Purchase                  Amount Subject to CDSC
------------------------  ---------------------------------
First                                   3.0%
Second                                  3.0%
Third                                   2.0%
Fourth                                  1.0%
Fifth and thereafter                   none

   Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.


   Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is six years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS"), which the Fund has obtained, or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will continue to be in effect at the time any particular conversion would occur. The conversion of Class B shares to Class A shares will not occur if such ruling is no longer in effect and such an opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.


   Waiver or Reduction of Contingent Deferred Sales Charge. The CDSC on Class B shares and on any Class A shares subject to a CDSC may be waived or reduced for non-retirement accounts if: (a) the redemption results from the death of all registered owners of an account (in the case of UGMAs, UTMAs and trust accounts, waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed or (b) the redemption is made in connection with limited automatic redemptions as set forth in "Systematic Withdrawal Plans" (limited in any year to 10% of the value of the account in the Fund at the time the withdrawal plan is established).


   The CDSC on Class B shares and on any Class A shares subject to a CDSC may be waived or reduced for retirement plan accounts if: (a) the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (b) the distribution is to a participant in an IRA, 403(b) or employer-sponsored retirement plan, is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary or as scheduled periodic payments to a participant (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established; a required minimum distribution due to the participant's attainment of age 70-1/2 may exceed the 10% limit only if the distribution amount is based on plan assets held by Pioneer); (c) the distribution is from a 401(a) or 401(k) retirement plan and is a return of excess employee deferrals or employee contributions or a qualifying hardship distribution as defined by the Code or results from a termination of employment (limited with respect to a termination to 10% per year of the value of the plan's assets in the Fund as of the later of the prior December 31 or the date the account was established unless the plan's assets are being rolled over to or reinvested in the same class of shares of a Pioneer mutual fund subject to the CDSC of the shares originally held); (d) the distribution is from an IRA, 403(b) or employer-sponsored retirement plan and is to be rolled over to or reinvested in the same class of shares in a Pioneer mutual fund and which will be subject to the applicable CDSC upon redemption; (e) the distribution is in the form of a loan to a participant in a plan which permits loans (each repayment of the loan will constitute a new sale which will be subject to the applicable CDSC upon redemption); or (f) the distribution is from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

   The CDSC on Class B shares and on any Class A shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if: (a) the redemption is made by any state, county, or city, or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable laws from paying a CDSC in connection with the acquisition of shares of any registered investment management company; or (b) the redemption is made pursuant to the Fund's right to liquidate or involuntarily redeem shares in a shareholder's account.


   Broker-Dealers. An order for either Class of Fund shares received by PFD from a broker-dealer prior to the close of regular trading on the Exchange is confirmed at the price appropriate for that Class as determined at the close of regular trading on the Exchange on the day the order is received, provided the order is received prior to PFD's close of business (usually, 5:30 p.m. Eastern Time). It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to its close of business.

   General. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.

VIII. HOW TO SELL FUND SHARES

   You can arrange to redeem Fund shares on any day the Exchange is open by selling (redeeming) either some or all of your shares to the Fund.

   You may sell your shares either through your broker-dealer or directly to the Fund. Please note the following:


(bullet) If you are selling shares from a retirement account, you must make your request in writing (except for exchanges to other Pioneer mutual funds which can be requested by phone or in writing). Call 1-800-622-0176 for more information.


(bullet) If you are selling shares from a non-retirement account, you may use any of the methods described below.

   Your shares will be sold at the share price next calculated after your order is received and accepted less any applicable CDSC. Sale proceeds generally will be sent to you in cash, normally within seven days after your order is accepted. The Fund reserves the right to withhold payment of the sale proceeds until checks received by the Fund in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date.


   In Writing. You may always sell your shares by delivering a written request, signed by all registered owners, in good order to PSC, however, you must use a written request, including a signature guarantee, to sell your shares if any of the following situations applies:


(bullet) you wish to sell over $50,000 worth of shares,

(bullet) your account registration or address has changed within the last 30 days,

(bullet) the check is not being mailed to the address on your account (address of record),

(bullet) the check is not being made out to the account owners, or

(bullet) the sale proceeds are being transferred to a Pioneer account with a different registration.

   Your request should include your name, the Fund's name, your fund account number, the Class of shares to be redeemed, the dollar amount or number of shares to be redeemed, and any other applicable requirements as described below. Unless instructed otherwise, Pioneer will send the proceeds of the sale to the address of record. Fiduciaries or corporations are required to submit additional documents. For more information, contact PSC at 1-800-225-6292.


   Written requests will not be processed until they are received in good order and accepted by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, certificates are endorsed by the record owner(s) exactly as the shares are registered and the signature(s) are guaranteed by an eligible guarantor. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax"). For additional information about the necessary documentation for redemption by mail, please contact PSC at 1-800-225-6292.



   By Telephone or by Fax. Your account is automatically authorized to have the telephone redemption privilege unless you indicated otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone redemption. The telephone redemption option is not available to retirement plan accounts. A maximum of $50,000 may be redeemed by telephone or fax and the proceeds may be received by check or by bank wire or electronic funds transfer. To receive the proceeds by check: the check must be made payable exactly as the account is registered and the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or by electronic funds transfer: the proceeds must be sent to your bank address of record which must have been properly pre-designated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax send your redemption request to 1-800-225-4240. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions and Related Liabilities" below. Telephone and fax redemptions will be priced as described above. You are strongly urged to consult with your financial representative prior to requesting a telephone redemption.


   Selling Shares Through Your Broker-Dealer. Your broker-dealer must receive your request before the close of business on the Exchange and transmit it to PFD before the close of business to receive that day's net asset value. Your broker-dealer is responsible for providing all necessary documentation to PFD and may charge you for its services.

   Small Accounts. The minimum account value is $500. If you hold shares of the Fund in an account with a net asset value of less than the minimum required amount due to redemptions or exchanges, the Fund may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least the minimum required amount within six months of notice by the Fund to you of the Fund's intention to redeem the shares.


   CDSC on Class A Shares. Purchases of Class A shares of $1,000,000 or more, or by participants in a Group Plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to PFD on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 0.50% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Pioneer mutual fund will continue to be subject to the CDSC until the original 12-month period expires. However, no CDSC is payable with respect to purchases of Class A shares by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets.

   General. The Fund has authorized PFD to act as its agent in the repurchase of shares of the Fund and reserves the right to terminate this procedure at any time. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.


   Redemptions and repurchases are taxable transactions to shareholders. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

IX. HOW TO EXCHANGE FUND SHARES


   Written Exchanges. You may exchange your shares by sending a letter of instruction to PSC. Your letter should include your name, the name of the Pioneer mutual fund out of which you wish to exchange and the name of the Pioneer mutual fund into which you wish to exchange, your fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered.



   Telephone Exchanges. Your account is automatically authorized to have the telephone exchange privilege unless you indicated otherwise on your Account Application or by writing to the PSC. Proper account identification will be required for each telephone exchange. Telephone exchanges may not exceed $500,000 per account per day. Each telephone exchange request, whether by voice or by FactFone, will be recorded. You are strongly urged to consult with your financial representative prior to requesting a telephone exchange. See "Telephone Transactions and Related Liabilities" below.



   Automatic Exchanges. You may automatically exchange shares from one Pioneer mutual fund account for shares of the same Class in another Pioneer mutual fund account on a monthly or quarterly basis. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will be effective on the 18th day of the month.



   General. Exchanges must be at least $1,000. You may exchange your investment from one Class of Fund shares at net asset value, without a sales charge, for shares of the same Class of any other Pioneer mutual fund. Not all Pioneer mutual funds offer more than one Class of shares. A new Pioneer mutual fund account opened through an exchange must have a registration identical to that on the original account.

   Class A or Class B shares which would normally be subject to a CDSC upon redemption will not be charged the applicable CDSC at the time of an exchange. Shares acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time you have owned Class B shares acquired by exchange will be measured from the date you acquired the original shares and will not be affected by any subsequent exchange.

   Exchange requests received by PSC before 4:00 p.m. Eastern Time will be effective on that day if the requirements below have been met, otherwise, they will be effective on the next business day. PSC will process exchanges only after receiving an exchange request in good order. There are currently no fees or sales charges imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the Fund exchanged and a purchase of shares in another fund. Therefore, an exchange could result in a taxable gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction.

   You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. To prevent abuse of the exchange privilege to the detriment of other Fund shareholders, the Fund and PFD reserve the right to limit the number and/or frequency of exchanges and/or to charge a fee for exchanges. The exchange privilege may be changed or discontinued and may be subject to additional limitations, including certain restrictions on purchases by market timer accounts.


X. DISTRIBUTION PLANS

   The Fund has adopted a Plan of Distribution for both Class A shares ("Class A Plan") and Class B shares ("Class B Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution and service fees are paid.

   Pursuant to the Class A Plan, the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses for Class A shares of the Fund: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the Fund's daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker- dealer commissions and employee compensation on certain sales of the Fund's Class A shares with no initial sales charge (See "How to Buy Fund Shares"); and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-

Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.

   Expenditures of the Fund pursuant to the Class A Plan are accrued daily and may not exceed 0.25% of the Fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. The Class A Plan does not provide for the carryover of reimbursable expenses beyond twelve months from the time the Fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the Fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the Fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the Fund has twelve months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the Fund during such twelve-month period shall not exceed 0.25% of the Fund's average daily net assets during such period. The Class A Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund.

   The Class B Plan provides that the Fund will pay a distribution fee at the annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee at the annual rate of 0.25% of the Fund's average daily net assets attributable to Class B shares. The distribution fee is intended to compensate PFD for its distribution services to the Fund. The service fee is intended to be additional compensation for personal services and/or account maintenance services with respect to Class B shares. PFD also receives the proceeds of any CDSC imposed on the redemption of Class B shares.

   Commissions of 3%, equal to 2.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested in Class B shares, are paid to broker-dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the 13th month following the purchase. Dealers may from time to time be required to meet certain criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

XI. DIVIDENDS AND TAX STATUS


   The Fund has elected to be treated, has qualified, and intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Because the Fund intends to distribute all or substantially all of its net investment income and net realized capital gains to shareholders in a timely manner, it is not expected that the Fund will be required to pay any Federal income taxes. The Code permits tax-exempt interest received by the Fund and distributed to the Fund's shareholders to flow through as tax-exempt "exempt-interest dividends," provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the total assets of the Fund at the close of each quarter of its taxable year consists of tax-exempt obligations. However, distributions derived from interest on certain "private activity bonds" will be subject to the federal alternative minimum tax for individuals, estates or trusts that are subject to such tax; and all tax exempt distributions may result in or increase a corporate shareholder's liability for the federal alternative minimum tax.

   Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent it is deemed related to the Fund's exempt-interest dividends. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users. Shareholders receiving social security or certain railroad retirement benefits may be subject to federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Fund.

   Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary (taxable) income (if any) and net capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.


   Each business day the Fund declares a dividend consisting of substantially all of the Fund's net investment income. Shareholders begin earning dividends on the first business day following receipt of payment for purchased shares. Shares continue to earn dividends up to and including the date of redemption. Dividends are normally paid on the last business day of the month or shortly thereafter. The Fund's net investment income consists of the interest income it earns, less expenses. In computing interest income, the Fund amortizes premium or accrues discount on long-term debt securities only to the extent required for federal income tax purposes.


   While the Fund seeks to maximize the percentage of income distributed which is not subject to federal income taxes, it is possible that under certain circumstances (see "Investment Objective and Policies") a small portion of the income dividends paid by the Fund will be subject to federal income tax. Dividends from the Fund's taxable net investment income, if any, market discount income and net short-term capital gains are taxable as ordinary income, and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains. Fund distributions may also be subject to state and local income taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangible taxes, the value of its assets is attributable to) certain U.S. government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The federal income tax status of all distributions will be reported to shareholders annually, and shareholders are required to report all distributions, including tax-exempt distributions, on their federal income tax returns.

   Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the Fund. For federal income tax purposes, all dividends are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. Information as to the tax status of distributions will be provided annually. See "Distribution Options" and "Directed Dividends."


   Taxable dividends and other distributions which are taxable and the proceeds of redemptions (including exchanges) and repurchases of Fund shares paid to individuals and other non-exempt payees may be subject to 31% backup withholding of federal income tax if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the number is correct and the shareholder is not subject to such backup withholding or if the Fund receives notice from the IRS or a broker that such withholding applies. Please refer to the Account Application for additional information.


   The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates and who are subject to U.S. federal income tax. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment that is not described above. Shareholders should consult their own tax advisors regarding applicable state, local and other tax laws in their particular situations.


XII. SHAREHOLDER SERVICES

   PSC is the transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly-owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. Brown Brothers Harriman & Co. (the "Custodian") serves as the custodian of the Fund's portfolio securities and other assets. The principal business address of the mutual funds division of the Custodian is 40 Water Street, Boston, Massachusetts 02109.

Account and Confirmation Statements

   PSC maintains an account for each shareholder and all transactions of the shareholder are recorded in this account. Confirmation statements showing the details of transactions are sent to shareholders quarterly for dividend reinvestment transactions and more frequently for other types of transactions. The Pioneer Combined Account Statement, mailed quarterly, is available to all shareholders who have more than one Pioneer Account.

   Shareholders whose shares are held in the name of a broker-dealer or other party will not normally have an account with the Fund and might not be able to utilize some of the services available to shareholders of record. Examples of services which might not be available are investment or redemption of shares by mail, automatic reinvestment of dividends and capital gains distributions, withdrawal plans, Letters of Intention, Rights of Accumulation, telephone exchanges and redemptions and newsletters.

Additional Investments


   You may add to your account by sending a check ($50 minimum) to PSC; please indicate your account number and Class of shares clearly. The bottom portion of a confirmation statement may be used as a remittance slip to make additional investments. Additions to a shareholder's account, whether by check or through an Investomatic Plan, are invested in full and fractional shares of the Fund at the applicable public offering price in effect as of the close of regular trading on the Exchange on the day of receipt.


Automatic Investment Plans


   You may arrange for regular automatic investments of $50 or more through government/military allotments or through a Pioneer Investomatic Plan. A Pioneer Investomatic Plan provides for a monthly or quarterly investment by means of a preauthorized electronic funds transfer or draft drawn on a checking account. Pioneer Investomatic Plan investments are voluntary, and you may discontinue the Plan without penalty upon 30 days' written notice to PSC. PSC acts as agent for the purchaser, the broker-dealer and PFD in maintaining these plans.


Financial Reports and Tax Information

   As a shareholder, you will receive financial reports at least semiannually. In January of each year, the Fund will mail you information about the tax status of dividends and distributions.

Distribution Options


   Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the same Class of the Fund, at the applicable net asset value per share, unless you indicate another option on the Account Application.


   Two other options available are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and capital gains distributions in cash. These two options are not available, however, for retirement plans or for an account with a net asset value of less than $500. Changes in your distribution options may be made by written request to PSC.

Directed Dividends


   You may elect (in writing) to have the dividends paid by one Pioneer mutual fund account invested in a second Pioneer mutual fund account. The value of this second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer II). Invested dividends may be in any amount, and there are no fees or charges for this service.

Direct Deposit

   If you have elected to take distributions, whether dividends or dividends and capital gains, in cash, or have established a Systematic Withdrawal Plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account. You may establish this service by completing the appropriate section on the Account Application when opening a new account or the Account Options Form for an existing account.

Telephone Transactions and Related Liabilities


   Your account is automatically authorized to have telephone transaction privileges unless you indicated otherwise on your Account Application or by writing to PSC. See "Share Price," "How to Sell Fund Shares" and "Telephone Exchanges" for more information. You may purchase, sell or exchange Fund shares by telephone. See "Share Price" for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern Time on weekdays. Computer-assisted transactions may be available to shareholders who have pre-recorded certain bank information (See FactFone). You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. See "Share Price" for more information. To confirm that each transaction instruction received by telephone is genuine, the Fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or are held in the name of an institution or in the name of an investment broker-dealer or other third-party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Fund, PSC or PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.


   During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption or exchange. Your should communicate with the Fund in writing if you are unable to reach the Fund by telephone.


FactFone(SM)



   FactFone is an automated inquiry and telephone transaction system available to Pioneer shareholders by dialing 1-800-225-4321. FactFone allows you to obtain current information on your Pioneer mutual fund accounts and to inquire about the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone to make computer-assisted telephone purchases, exchanges and redemptions from your Pioneer accounts if you have activated your PIN. Telephone purchases and redemptions require the establishment of a bank account of record. You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone. See "How to Buy Shares," "How to Exchange Fund Shares," "How to Sell Fund Shares" and "Telephone Transactions and Related Liabilities." Call PSC for assistance.

Telecommunications Device for the Deaf (TDD)

   If you have a hearing disability and your own TDD keyboard equipment, you can call our TDD number toll-free at 1-800-225-1997, weekdays from 8:30 a.m. to 5:30 p.m. Eastern Time, to contact our telephone representatives with questions about your account.


Systematic Withdrawal Plans


   If your account has a total value of at least $10,000 you may establish a Systematic Withdrawal Plan ("SWP") providing for fixed payments at regular intervals. Withdrawals from Class B shares accounts are limited to 10% of the value of the account at the time the plan is implemented. See "Waiver or Reduction of Contingent Deferred Sales Charge" for more information. Periodic checks of $50 or more will be sent to you, monthly or quarterly. You may also direct that withdrawal checks be paid to another person, although if you make this designation after you have opened your account, a signature guarantee must accompany your instructions. Purchases of Class A shares of the Fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may therefore be disadvantageous. Your periodic redemptions of shares may be taxable.


   You may obtain additional information by calling PSC at 1-800-225-6292 or by referring to the Statement of Additional Information.

Reinstatement Privilege (Class A Shares Only)


   If you redeem all or part of your Class A shares of the Fund, you may reinvest all or part of the redemption proceeds without a sales commission in Class A shares of the Fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested in shares of the Fund at the net asset value next determined after receipt of the written request for reinstatement, together with the proceeds that you wish to reinvest. You may realize a taxable gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinstatement occurs. Subject to the provisions outlined under "Exchange Privilege" above, you may also reinvest in any other Pioneer mutual funds; in this case you must meet the minimum investment requirement for each fund you enter.


   The 90-day reinvestment period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado, or earthquake.

                                 ------------
   The options and services available to shareholders, including the terms of the Exchange Privilege and the Pioneer Investomatic Plan, may be revised, suspended or terminated at any time by PFD or by the Fund. You may establish the services described in this section when you open your account. You may also establish or revise many of them on an existing account by completing an Account Option Form, which you may request by calling 1-800-225-6292.

XIII. THE FUND

   The Fund is an open-end diversified management investment company (commonly referred to as a mutual fund) organized as a Massachusetts business trust on July 24, 1986. The Fund has authorized an unlimited number of shares of beneficial interest and the Trustees are authorized to create additional series of the Fund. The Fund is not required to hold annual meetings, although special meetings may be called for the purposes of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract. The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of the Fund, or any new series of the Fund, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of two Classes of shares, designated Class A and Class B. The shares of each Class represent an interest in the same portfolio of investments of the Fund. Each Class has equal rights as to voting, redemption, dividends and liquidation, except that each Class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular Class. Class A and Class B shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares.

XIV. INVESTMENT RESULTS

   The Fund may from time to time include yield information in advertisements or in information furnished generally to existing or proposed shareholders. Whenever yield information is provided, it includes a standardized yield calculation computed by dividing the Fund's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the Fund on the last day of such base period. (The Fund's net investment income per share is determined by dividing the Fund's net investment income during the base period by the average number of shares of the Fund entitled to receive dividends during the base period.) The Fund's 30-day yield is then "annualized" by a computation that assumes that the Fund's net investment income is earned and reinvested for a six-month period at the same rate as during the 30-day base period and that the resulting six-month income will be generated over an additional six months.

   The Fund may also from time to time advertise its taxable equivalent yield. The Fund's taxable equivalent yield is determined by dividing that portion of the Fund's yield (calculated as described above) that is tax exempt by one minus the stated federal income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax exempt. For a table of sample taxable equivalent yields, please see the Appendix.


   The average annual total return (for a designated period of time) on an investment in the Fund may be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return for each Class is computed in accordance with the SEC's standardized formula. The calculation for all Classes assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes. In addition, for Class A shares the calculation assumes the deduction of the maximum sales charge of 3.50%; for Class B shares the calculation reflects the deduction of any applicable CDSC. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of a Class, if shorter) through the most recent calendar quarter.


   One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.


   Other investments or savings vehicles and/or to unmanaged market indexes, indicators of economic activity or averages of mutual funds results may be cited or compared with the investment performance of the Fund. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced.


   The Fund's investment results will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. All quoted investment results are historical and should not be considered representative of what an investment in the Fund may earn in any future period. For further information about the calculation methods and uses of the Fund's investment results, see the Statement of Additional Information.

-------------------------------------------------------------------------------
XV. APPENDIX

Taxable Equivalent Yields*


   The tables below show the approximate taxable yields which are equivalent to hypothetical tax-exempt yields from 5% to 9% under federal income tax laws applicable to individuals during 1995.



                                                    Taxable Yield Required
  Single Return      Joint Return                To Equal A Tax Free Yield Of:
-----------------   ---------------   Tax     -----------------------------------
         (Taxable Income)*            Rate     5%     6%     7%      8%      9%
-----------------------------------   ------  -----  -----  ------  ------ ------
    Up to $23,350     Up to $39,000   15.0%   5.88   7.06    8.24    9.41   10.59
  $23,351-$56,550   $39,001-$94,250   28.0%   6.94   8.33    9.72   11.11   12.50
 $56,551-$117,950  $94,251-$143,600   31.0%   7.25   8.70   10.14   11.59   13.04
$117,951-$256,500 $143,601-$256,500   36.0%   7.81   9.38   10.94   12.50   14.06
    Over $256,500     Over $256,500   39.6%   8.28   9.93   11.59   13.25   14.90


 *Net amount subject to Federal income tax after deductions and exemptions.
  Table does not reflect the effect of the Deduction Limitation and Exemption Phaseout described below** or of the alternative minimum tax, if any. Table assumes person filing Single Return is not a married individual filing a separate return, a surviving spouse, or a head of household.


**Deduction Limitation: Each $100 of adjusted gross income ("AGI") in excess of $114,700 ($57,350 for marrieds filing separately) causes the loss of $3 of itemized deductions. This limitation affects all itemized deductions other than medical expenses, investment interest, and casualty, theft and wagering losses. However, not more than 80% of a taxpayer's itemized deductions can be eliminated. The threshold amounts will be adjusted for inflation from year to year.

  Exemption Phaseout: Each $2,500 or fraction thereof of AGI in excess of $172,050 for joint filers ($114,700 for single taxpayers) causes taxpayers to lose 2% of their personal exemptions. The threshold amounts will be adjusted for inflation from year to year.


The following formula can be used to calculate a taxable yield which is equivalent to the corresponding tax-free yield:

          Tax Free Yield
        ------------------
        1-Your Tax Bracket = Taxable Equivalent Yield

For example, if you are in the 28% tax bracket and earn a tax-free yield of 7%, the taxable equivalent yield would be 9.72%.

           7%   =   .07 = 9.72%
          ----     ----
          1-28%     .72

There can be no assurance that the Fund will achieve any specific tax-exempt yield. While it is expected that a substantial portion of the interest income distributed to investors in the Fund will be exempt from regular federal income taxes, portions of such distributions may be subject to regular federal income tax or federal alternative minimum tax. In addition, all or a substantial portion of such distributions may be subject to state and local taxes. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates and tax equivalent yields set forth above.

                                    Notes

                                    Notes

The Pioneer Family of Mutual Funds



International Growth Funds



  Pioneer India Fund
  Pioneer Emerging Markets Fund
  Pioneer International Growth Fund
  Pioneer Europe Fund



Growth Funds



  Pioneer Gold Shares
  Pioneer Growth Shares
  Pioneer Capital Growth Fund
  Pioneer Small Company Fund



Growth and Income Funds



  Pioneer Three
  Pioneer II
  Pioneer Fund
  Pioneer Real Estate Shares
  Pioneer Equity-Income Fund



Income Funds



  Pioneer Income Fund
  Pioneer Bond Fund
  Pioneer America Income Trust
  Pioneer Short-Term Income Trust



Tax-Free Income Funds



  Pioneer California Double Tax-Free Fund*
  Pioneer Massachusetts Double Tax-Free Fund*
  Pioneer New York Triple Tax-Free Fund*
  Pioneer Tax-Free Income Fund*
  Pioneer Intermediate Tax-Free Fund*



Money Market Funds



  Pioneer Cash Reserves Fund
  Pioneer U.S. Government Money Fund



  *Not suitable for retirement accounts.

Pioneer
Intermediate
Tax-Free
Fund

60 State Street
Boston, Massachusetts 02109

OFFICERS

JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
KATHLEEN D. McCLASKEY, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

INVESTMENT ADVISER

PIONEERING MANAGEMENT CORPORATION
CUSTODIAN

BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC ACCOUNTANTS

ARTHUR ANDERSEN LLP

LEGAL COUNSEL

HALE AND DORR

PRINCIPAL UNDERWRITER

PIONEER FUNDS DISTRIBUTOR, INC.

SHAREHOLDER SERVICES AND TRANSFER AGENT

PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109
Telephone: 1-800-225-6292

SERVICE INFORMATION


If you would like information on the following, please call:



Existing and new accounts, prospectuses, applications,
 service forms
 and telephone transactions ................................... 1-800-225-6292
FactFone(SM)
 Automated fund yields, automated
 prices and account information ............................... 1-800-225-4321
Retirement plans .............................................. 1-800-622-0176
Toll-free fax  ................................................ 1-800-225-4240
Telecommunications Device for the Deaf (TDD) .................. 1-800-225-1997



1295-2941
(C)Pioneer Funds Distributor, Inc.

                       PIONEER INTERMEDIATE TAX-FREE FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION
                           Class A and Class B Shares


                                 April 28, 1995
                           (Revised December 20, 1995)



This Statement of Additional Information (Part B of the Registration Statement) is not a Prospectus, but should be read in conjunction with the Prospectus (the "Prospectus") dated April 28, 1995 (revised December 20, 1995) of Pioneer Intermediate Tax-Free Fund (the "Fund"). A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225- 6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. The most recent Annual and Semi-Annual Reports to Shareholders are attached to this Statement of Additional Information and are incorporated into this Statement of Additional Information by reference. Prior to January 3, 1994, the Fund was known as "Pioneer Municipal Bond Fund."


                                TABLE OF CONTENTS

                                                                      Page

1.   Investment Policies and Restrictions..............................2
2.   Management of the Fund............................................4
3.   Investment Adviser................................................8
4    Underwriting Agreement and Distribution Plans.....................9
5.   Shareholder Servicing/Transfer Agent..............................11
6.   Custodian.........................................................11
7.   Principal Underwriter.............................................11
8.   Independent Public Accountants....................................12
9.   Portfolio Transactions............................................12
10.  Tax Status........................................................13
11.  Description of Shares.............................................15
12.  Certain Liabilities...............................................16
13.  Determination of Net Asset Value..................................17
14.  Systematic Withdrawal Plan........................................17
15.  Letter of Intention...............................................18
16.  Investment Results................................................18
17.  Financial Statements..............................................22
     Appendix A........................................................A-1
     Appendix B........................................................B-1
     Appendix C........................................................C-1
     Appendix D........................................................D-1
                              --------------------


                THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
                PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO
                    PROSPECTIVE INVESTORS ONLY IF PRECEDED OR
                     ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1.       INVESTMENT POLICIES AND RESTRICTIONS


         The Fund's Prospectus identifies the investment objective and the principal investment policies of the Fund. Other investment policies are set forth below.


Portfolio Management

         The Fund intends to manage its portfolio fully by buying and selling securities, as well as holding securities to maturity. In managing its portfolio the Fund seeks to take advantage of market developments and yield disparities, which may include use of the following strategies:

          (1) shortening the average maturity of its portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

          (2) lengthening the average maturity of its portfolio in anticipation of a decline in interest rates so as to maximize tax-exempt yield;

          (3) selling one type of debt security (e.g., revenue bonds) and buying another (e.g., general obligation bonds) when disparities arise in the relative values of each; and

          (4) changing from one debt security to an essentially similar debt security when their respective yields appear distorted due to market factors.

         The Fund engages in portfolio trading if it believes a transaction net of costs (including custodian charges) will help in achieving its investment objective.

Investment Restrictions

         Fundamental Investment Restrictions. The Fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As used in the Prospectus and this Statement of Additional Information, such approval means the approval of the lesser of (i) the holders of 67% or more of the shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) the holders of more than 50% of the outstanding shares.

         The Fund may not:

                  (1) Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount not exceeding 10% of its gross assets, or pledge, mortgage or hypothecate an amount of its assets taken at market value which would exceed 15% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement;

                  (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

                  (3) Purchase or sell real estate (including limited partnership interests, but excluding Municipal Bonds secured by real estate or interests therein), interests in oil, gas or mineral leases or exploration or development programs, commodities or commodity contracts (except contracts for the future acquisition or delivery of fixed-income securities) in the ordinary course of its business;

                  (4) Make loans to other persons except through the use of repurchase agreements. The purchase of debt securities by the Fund pursuant to its investment objectives and other investment policies shall not be considered loans for purposes of this restriction. Not more than 10% of its total assets will be invested in repurchase agreements maturing in more than seven days;

                  (5) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets taken at market value to be invested in the securities of such issuer, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

                  (6) Purchase any  securities or evidences of interest  therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

                  The Fund will not purchase securities while any borrowings are outstanding.

                  Although the Fund may invest more than 25% of its assets in industrial development revenue bonds, the Fund will not purchase a security if, as a result, more than 25% of the Fund's assets would be in industrial revenue bonds where payment of principal and interest is the ultimate responsibility of issuers in the same industry.

                  Non-fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of the Fund's Board of Trustees without approval of shareholders.

                  The Fund may not:

                           (a) Purchase or retain the securities of any issuer, if those individual officers, directors or trustees of the Fund, its adviser or principal underwriter, each owning beneficially 0.50% of the securities of such issuer, together own more than 5.0% of the securities of such issuer;

                           (b) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

                           (c) Purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of contracts for the future delivery of fixed income securities; or

                           (d) Invest in any security, including any repurchase agreement maturing in more than seven days, which is illiquid, if more than 15% of the total assets of the Fund, taken at market value, would be invested in such securities.

         In addition, in connection with the offering of its shares in certain jurisdictions, the Fund has agreed to adopt certain additional investment restrictions which are not fundamental and may be changed by a vote of the Fund's Board of Trustees. The Fund has agreed (1) to invest no more than 5% of its total assets in warrants, valued at the lower of cost or market, and no more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges; (2) that (i) short sales at any one time shall not exceed 25% of the net equity of the Fund and (ii) the value of any one issuer in which the Fund is short may not exceed the lesser of 2.0% of the value of the Fund's net assets or 2.0% of the securities of any class of any issuer; and (3) not to pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated plus the percentage of the sales charge on its shares would exceed 10%. In addition, short sales may only be made in securities fully listed on a national stock exchange.

Percentage Restrictions

         If a percentage restriction on investment or utilization of assets set forth above or in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the Fund's portfolio securities will not be considered a violation of a policy.

         The Fund has adopted the following operating policies which are not fundamental and which may be changed without shareholder approval. The Fund may enter into repurchase agreements (a purchase of and a simultaneous commitment to resell a security at an agreed upon price on an agreed upon date) with broker-dealers and member banks of the Federal Reserve System and only if collateralized by U.S. Government securities. If the vendor of a repurchase agreement fails to pay the sum agreed to on the agreed upon delivery date, the Fund would have the right to sell the U.S. Government securities, but might incur a loss in so doing and in certain cases may not be permitted to sell the U.S. Government securities. As noted in Non-fundamental Investment Restriction
(d), the Fund may not invest more than 15% of its assets in repurchase agreements maturing in more than seven days. The Fund does not anticipate investing more than 5% of its total assets in repurchase agreements maturing in more than 7 days in the foreseeable future.

         For the purposes of the Fund's investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of, and interest on, the security.

2.       MANAGEMENT OF THE FUND

         The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").


JOHN F. COGAN, JR.*, Chairman of the Board, President and Trustee, Date of Birth ("DOB"): 6/13/26
         President and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneering Management Corporation ("PMC"); Chairman of the Board and Director of Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC") and Forest-Starma (a Russian corporation); President and Director of Pioneer Plans Corporation ("PPC"), Pioneer Investment Corp. ("PIC"), Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Luscina, Inc., Pioneer First Russia, Inc. ("First Russia"), Pioneer Omega, Inc. ("Omega") and Theta Enterprises, Inc.; Chairman, President and a Director of Pioneer Goldfields Limited ("PGL"); Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH ("Pioneer GmbH"); Member of the Supervisory Board of Pioneer First Polish Trust Fund Joint Stock Company ("PFPT"); Chairman, President and Trustee of all of the Pioneer mutual funds and Chairman and Partner, Hale and Dorr (counsel to the Fund).

RICHARD H. EGDAHL, M.D., Trustee, DOB:  12/13/26
Boston University Health Policy Institute, 53 Bay State Road, Boston, MA
         Professor of Management, Boston University School of Management, since 1988; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine and Boston University Health Policy Institute; Director, Boston University Medical Center; Executive Vice President and Vice Chairman of the Board, University Hospital; Academic Vice President for Health Affairs, Boston University; Director, Essex Investment Management Company, Inc. (investment adviser), Health Payment Review, Inc. (health care containment software firm), Mediplex Group, Inc. (nursing care facilities firm), Peer Review Analysis, Inc. (health care utilization management firm) and Springer-Verlag New York, Inc. (publisher); Honorary Trustee, Franciscan Children's Hospital and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, Trustee, DOB:  5/12/47
The Keep, P.O. Box 110, Little Deer Isle, ME 04650
         Founding Director, Winthrop Group, Inc., consulting firm since 1982; Manager of Research Operations, Xerox Palo Alto Research Center, since September 1991 and 1994; Professor of Operations Management and Management of Technology, Boston University School of Management between 1989 and 1993; Trustee of all of the Pioneer mutual funds except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, Trustee, DOB:  7/27/17
6363 Waterway Drive, Falls Church, VA
         Professor Emeritus and Adjunct Scholar, George Washington University; Economic Consultant and Director, American Productivity and Quality Center; American Enterprise Institute and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, Trustee, DOB:  5/10/48
One Boston Place, Suite 2363, Boston, MA
         President, Newbury, Piret & Company, Inc. (merchant banking firm) and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, Trustee and Executive Vice President, DOB:  2/13/44
         Executive Vice President and a Director of PGI; Director of PFD; Director of PCC, PIC, PIntl and Pioneer SBIC Corporation; President, Chief Investment Officer and a Director of PMC and Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, Trustee, DOB:  5/18/45
125 Broad Street, New York, New York
         Partner, Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds) and Trustee of all of the Pioneer mutual funds except Pioneer Variable Contracts Trust.

JOHN WINTHROP, Trustee, DOB:  6/22/36
One North Adgers Wharf, Charleston, South Carolina
         President, John Winthrop & Co., Inc. (a private investment firm); Director of NUI Corp.; Trustee of Alliance Capital Reserves, Alliance Government Reserves and Alliance Tax Exempt Reserves and Trustee of all of the Pioneer mutual funds.

WILLIAM H. KEOUGH, Treasurer, DOB:  4/12/37
         Senior Vice President, Chief Financial Officer and Treasurer of PGI and Treasurer of PFD, PMC, PSC, PCC, PIC, PIntl, PMT, PGL and Pioneer SBIC
Corporation and Treasurer and Director of PPC and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, Secretary, DOB:  8/11/46
         Secretary of PGI, PMC, PPC, PIC, PIntl, PMT and PCC; Clerk of PFD and PSC; Partner, Hale and Dorr (counsel to the Fund) and Secretary of all of the Pioneer mutual funds.

ERIC W. RECKARD, Assistant Treasurer, DOB:  6/19/56
         Manager of Fund Accounting and Compliance of PMC since May 1994, Manager of Auditing and Business Analysis for PGI prior to May 1994 and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, Assistant Secretary, DOB:  3/7/64
         General Counsel of PGI since 1995; formerly of Hale and Dorr (counsel to the Fund) where he most recently served as junior partner and Assistant Secretary of all of the Pioneer mutual funds except Pioneer Variable Contracts Trust.

KATHLEEN D. MCCLASKEY, Vice President, DOB:  1/19/52
         Vice President of PMC and Pioneer Tax-Free State Series Trust.

         The Fund's Amended and Restated Declaration of Trust (the "Declaration of Trust") provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

         All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly-owned Delaware corporation. PMC, the Fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional private accounts.


         The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.


                                           Investment              Principal
Fund Name                                    Adviser              Underwriter

Pioneer Fund                                   PMC                    PFD
Pioneer II                                     PMC                    PFD
Pioneer Three                                  PMC                    PFD
Pioneer Growth Shares                          PMC                    PFD
Pioneer Capital Growth Fund                    PMC                    PFD
Pioneer Equity-Income Fund                     PMC                    PFD
Pioneer Gold Shares                            PMC                    PFD
Pioneer Real Estate Shares                     PMC                    PFD
Pioneer Small Company Fund                     PMC                    PFD
Pioneer Europe Fund                            PMC                    PFD
Pioneer International Growth Fund              PMC                    PFD
Pioneer India Fund                             PMC                    PFD

Pioneer Emerging Markets Fund                  PMC                    PFD
Pioneer Bond Fund                              PMC                    PFD
Pioneer America Income Trust                   PMC                    PFD
Pioneer Short-Term Income Trust                PMC                    PFD
Pioneer Income Fund                            PMC                    PFD
Pioneer Tax-Free Income Fund                   PMC                    PFD
Pioneer Intermediate Tax-Free Fund             PMC                    PFD
Pioneer California Double Tax-Free Fund        PMC                    PFD
Pioneer New York Triple Tax-Free Fund          PMC                    PFD
Pioneer Massachusetts Double Tax-Free Fund     PMC                    PFD
Pioneer Cash Reserve Fund                      PMC                    PFD
Pioneer U.S. Government Money Fund             PMC                    PFD
Pioneer Interest Shares, Inc.                  PMC                  Note 1
Pioneer Variable Contracts Trust               PMC                  Note 2

Note 1 This fund is a closed-end fund.

Note 2 This is a series of eight  separate  portfolios  designed  to provide
       investment   vehicles  for  the  variable  annuity  and  variable  life insurance contracts of various insurance companies or for certain qualified pension plans.

         To the knowledge of the Fund, no officer or Trustee of the Fund owned 5.0% or more of the issued and outstanding shares of PGI as of March 31, 1995, except Mr. Cogan who then owned approximately 15% of such shares. To the knowledge of the Fund, the following accounts owned more than 5% of the outstanding Class B shares of the Fund: Donaldson Lufkin Jenrette Securities Corporation, Jersey City, New Jersey (12,026 shares, 6%); Geraldine Crawford, Huntington Station, New York (11,076 shares, 5%); and Dorothy M. Wilson Trustee for Darlene Stadler U/A DTD 2-7-95, Pueblo, Colorado (10,558 shares, 5%). To the knowledge of the management of the Fund, no entity owned more than 5% of the outstanding shares of the Class A shares of the Fund as of March 31, 1995.

Compensation of Officers and Trustees

         The Fund pays no salaries or compensation to any of its officers. The Fund pays an annual trustees' fee of $1,000, and a payment of $100 plus expenses per meeting attended, to each Trustee who is not affiliated with PMC, PFD or PSC and pays an annual trustees' fee of $500 plus expenses to each Trustee affiliated with PMC, PFD or PSC. Any such fees and expenses paid to affiliates or interested persons of PMC, PFD or PSC are reimbursed to the Fund under its management contract.

         The following table sets forth certain information with respect to the compensation of each Trustee of the Fund:

                                                Pension or            Total
                                                Retirement         Compensation
                                                Benefits          from Fund and
                             Aggregate          Accrued as           Pioneer
                            Compensation          Part of            Family
Name of Trustee            From the Fund*      Fund's Expense        of Funds**

John F. Cogan, Jr.           $  500                 $0               $11,750
David D. Tripple                500                  0                11,750
Richard H. Egdahl, M.D.       1,500                  0                55,650
Margaret B.W. Graham          1,500                  0                55,650
John W. Kendrick              1,500                  0                55,650
Marguerite A. Piret           2,250                  0                66,650
Stephen K. West               2,000                  0                63,650
John Winthrop                 2,000                  0                63,650

 *       As of Fund's fiscal year end.
**       As of December 31, 1994 (calendar year end for all Pioneer Funds).

         At March 31, 1995, the Trustees and officers of the Fund owned in the aggregate, less than 1% of the outstanding securities of the Fund.

3.       INVESTMENT ADVISER

         The Fund has contracted with PMC, 60 State Street, Boston, Massachusetts, to act as its investment adviser. The term of the contract is one year and is renewable annually by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees or a majority of its outstanding voting securities and the giving of sixty days' written notice. Pursuant to the management contract, PMC will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of PMC. PMC, however, is not protected against liability by reason of wilful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the respective management contract.

         As compensation for its management services and expenses incurred, PMC is entitled to a management fee at the rate of 0.50% per annum of the Fund's average daily net assets. The fee is normally computed daily and paid monthly. On an interim basis, PMC has agreed not to impose management fees for the Fund and if necessary to limit or otherwise reduce other operating expenses to the extent needed to limit the expenses of the Fund as described in the Prospectus in Note 3 to the table set forth under "Expense Information." PMC's agreement is voluntary and temporary and may be revised or terminated at any time. The purpose of this policy is to enhance the Fund's dividend yield during the period when, because of the Fund's size, fixed expenses have a more significant impact on yield.

         Pursuant to the expense limitation discussed above, during the fiscal years ended December 31, 1994, 1993 and 1992, the management fees were reduced by $183,384, $188,711 and $215,325, respectively, resulting in actual management fees paid during those periods to PMC of $412,999, $171,943 and $37,930. See the Notes to the Financial Statements in the December 31, 1994 Annual Report (incorporated herein by reference) for more information.

4.       UNDERWRITING AGREEMENT AND DISTRIBUTION PLANS

         The Fund has entered into an Underwriting Agreement with PFD. The Underwriting Agreement will continue from year to year if annually approved by the Trustees. The Underwriting Agreement provides that PFD will bear any distribution expenses not born by the Fund.

         PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services performed for the Fund. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal and state securities laws. The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Fund.

         The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to Class A shares (the "Class A Plan") and a plan of distribution with respect to Class B shares (the "Class B Plan") (together, the "Plans).

         Class A Plan

         Pursuant to the Class A Plan, the Fund may reimburse PFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus. See "Distribution Plans" in the Prospectus. The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to Class A shares, the annual rate of 0.25% of the Fund's average annual net assets attributable to Class A.

         Class B Plan

         The Class B Plan provides that the Fund shall pay PFD, as the Fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

         The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services to the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including without limitation, the cost necessary to provide distribution- related services, or personnel, travel office expenses and equipment. The Class B Plan also provides that PFD will receive all CDSCs attributable to Class B shares. (See "Distributions Plans" in the Prospectus.)

         General

         In accordance with the terms of the Plans, PFD provides to the Fund, for review by the Trustees, a quarterly written report of the amounts expended under the respective Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

         No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

         The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (none of whom had or have any direct or indirect financial interest in the operation of the Plans), cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plan, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby, and material amendments of the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

         During the fiscal year ended December 31, 1994, the Fund incurred total distribution fees of $204,976 and $6,089 pursuant to the Class A and Class B Plan, respectively. Distribution fees were paid by the Fund to PFD in reimbursement of expenses related to servicing of shareholder accounts and to compensating dealers and sales personnel.

5.       SHAREHOLDER SERVICING/TRANSFER AGENT

         The Fund has contracted with PSC, 60 State Street, Boston, Massachusetts, to act as shareholder servicing agent and transfer agent for the Fund. This contract terminates if assigned and may be terminated without penalty by either party by vote of the Board of Directors or Trustees or a majority of its outstanding voting securities and the giving of sixty days' written notice.

         Under the terms of its contract with the Fund, PSC services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with Fund portfolio accounts; and (iii) maintaining account records and responding to shareholder inquiries.

         PSC receives an annual fee of $30.00 per Class A and Class B shareholder account from the Fund as compensation for the services described above. This fee is set at an amount determined by vote of a majority of the Fund's Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies.

6.       CUSTODIAN

         Brown Brothers Harriman & Co. (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. Portfolio securities may be deposited into the federal Reserve- Treasury Department Book Entry System or the Depository Trust company.

7.       PRINCIPAL UNDERWRITER

         PFD, 60 State Street, Boston, Massachusetts, serves as the principal underwriter for the Fund in connection with the continuous offering of its shares. During the Fund's 1994, 1993 and 1992 fiscal years, net underwriting commissions retained by PFD in connection with its offering of Fund shares were approximately $26,044, $93,000 and $45,000, respectively. Commissions reallowed to dealers by PFD in those periods were approximately $299,506, $644,000 and $401,000, respectively. See "Underwriting Agreement and Distribution Plans" above for a description of the terms of the Underwriting Agreement with PFD.

         The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) pursuant to a bona fide purchase of assets, merger or other reorganization provided (i) the securities meet the investment objectives and policies of the Fund; (ii) the securities are acquired by the Fund for investment and not for resale; (iii) the securities are not restricted as to transfer either by law or liquidity of market; and (iv) the securities have a value which is readily ascertainable. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

8.       INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP are the Fund's independent public accountants, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.

9.       PORTFOLIO TRANSACTIONS

         Decisions relating to the purchase and sale of securities for the Fund, the allocation of portfolio transactions and, where applicable, the negotiation of commission rates are made by officers of PMC.

         The primary consideration in placing portfolio security transactions is execution at the most favorable prices. PMC has complete freedom as to the markets in and broker-dealers through which it seeks this result. Municipal Bonds and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark- down. PMC attempts to negotiate with underwriters to decrease the commission or concession for the benefit of the Fund. PMC normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere.

         Subject to the requirement of seeking execution at the best available price, securities may, as authorized by PMC's management agreement, be bought from or sold to dealers who furnish research services to the Fund and/or other investment companies managed by PMC, or who sell shares of the Fund. Brokerage and research services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; and furnishing analyses, manuals and reports concerning issuers, securities, economic factors and trends, portfolio strategy, performance of accounts, comparative fund statistics and credit rating service information. PMC maintains a listing of dealers who provide such services on a regular basis. Management believes that no exact dollar value can be calculated for such services.

         The Fund is managed by PMC which also serves as investment adviser to other Pioneer mutual funds and certain private accounts with investment objectives similar to those of the Fund. Securities frequently meet the investment objectives of the Fund, such other mutual funds and such private accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each client or account presently has in a particular industry and the availability of investment funds in each client or account.

         It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that the Fund, another Pioneer mutual fund or a private account managed by PMC may not be able to acquire as large a position in such security as it desires, it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one account, the resulting participation in volume transactions could produce better executions for the Fund or the account. In the event that more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.

         The   Trustees   periodically   review   PMC's   performance   of   its
responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

10.      TAX STATUS

         It is the Fund's policy to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. These requirements relate to the sources of its income, diversification of its assets and distribution of its income to shareholders. If the Fund meets all such requirements and distributes to its shareholders in accordance with the Code's timing requirements all investment company taxable income and net capital gain, if any, which it receives, the Fund will be relieved of the necessity of paying federal income tax. The Fund is not subject to Massachusetts corporate excise or franchise taxes, and, provided that the Fund qualifies as a regulated investment company for federal income tax purposes, the Fund will also not be required to pay any Massachusetts income tax.

         In accordance with its investment objectives, the Fund invests its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with the protection of shareholders' capital. Since the protection of capital is an important aspect of the Fund's investment objectives, the Fund may from time to time invest a portion of its portfolio in short-term obligations and may engage in transactions generating income which is not tax-exempt, e.g., purchase non-municipal securities, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any security at a market discount, or acquire certain stripped tax-exempt obligations or their coupons at a discount.

         The Code permits tax-exempt interest received by the Fund to flow through as tax-exempt "exempt-interest dividends" to the Fund's shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations. That part of the Fund's net investment income which is attributable to interest from tax-exempt securities and which is distributed to shareholders will be designated by the Fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual tax- exempt percentage for any particular month. That portion of net investment income distributions not designated as tax-exempt and any distributions of the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income, and any distributions of the excess of net long-term capital gain over net short-term capital loss (after taking into account any capital loss carryovers) are taxable to shareholders as long-term capital gains, regardless of the shareholder's holding period for the shares. Dividends declared by the Fund in October, November or December as of a record date in such a month and paid the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which they are declared.

         For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders.

         Because none of the Fund's income will arise from dividends, no part of its distributions to its corporate shareholders will qualify for the dividends-received deduction for corporations.

         Redemptions, including exchanges, are taxable transactions. If Class A shares redeemed (or surrendered in an exchange) have been held for less than 91 days, the sales charge paid on the acquisition of such shares is not included in their federal tax basis for the purposes of determining gain or loss if a reinvestment in the Fund or exchange into a different Fund occurs, in either case to the extent a sales charge that would otherwise apply to acquisition of the newly-acquired shares is reduced or eliminated pursuant to the reinvestment or exchange privilege. Instead, the portion of the sales charge so disregarded is carried over and included in the federal tax basis of the newly-acquired shares. In addition, if a redemption results in a loss and an investment is made in the Fund within a period of 61 days beginning 30 days before and ending 30 days after the redemption, the loss may be disallowed for federal income tax purposes under the "wash sale" rules. In such a case, the disallowed amount would be included in the federal tax basis of the newly- acquired shares.

         Any loss realized by a shareholder on the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any distributions of exempt-interest dividends with respect to such shares and, to the extent not thus disallowed, will be treated as a long-term capital loss to the extent of any distributions of long- term capital gains with respect to such shares.

         At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions from this appreciation may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions in reality represent a return of a portion of the investment.

         Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent it is deemed to relate to exempt-interest dividends received from the Fund.


         Federal law generally requires that the Fund withhold as "backup withholding" 31% of reportable payments, including taxable income dividends (but not including exempt-interest dividends), capital gain dividends, and the proceeds of redemptions (including exchanges) to shareholders who have not complied with Internal Revenue Service ("IRS") regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate W-9 Forms, that the Social Security or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividends income. Backup withholding may be inapplicable for any year in which the Fund reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends.


         The  description   above  relates  only  to  U.S.  federal  income  tax
consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents, or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. The description does not address special tax rules applicable to certain classes of investors such as insurance companies and financial institutions. Investors other than the U.S. persons may be subject to different U.S. tax treatment including a possible 30% U.S. withholding tax (or U.S. withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund.

         The exemption of exempt-interest dividends for Federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such dividend income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the Fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements, which the Fund makes no commitment to seek to satisfy. However, the Fund will report annually to its shareholders the percentage of interest income received by the Fund during the preceding year on Municipal Bonds indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption of exempt-interest dividends under applicable state and local law.

11.      DESCRIPTION OF SHARES

         The Fund's Declaration of Trust permits its Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value) which may be divided into such separate series as the Trustees may establish. The Trustees may establish additional series of shares, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares of the Fund, Class A shares and Class B shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

         The shares of the Fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of the Fund vote together as a class on matters that affect the Fund in substantially the same manner. As to matters affecting a single class, shares of such class will vote separately.

         Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees. No material amendment may be made to the Fund's Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable by the Fund, except as set forth below. See "Certain Liabilities."

12.      CERTAIN LIABILITIES

         As a Massachusetts business trust, the Fund's operations are governed by its Declaration of Trust dated July 24, 1986, a copy of which is on file with the office of the Secretary of the Commonwealth of Massachusetts. Theoretically, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, the Declaration of Trust provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the Fund itself will be unable to meet its obligations. In light of the nature of the Fund's business and the nature and amount of its assets, the possibility of the Fund's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is remote.

         The Declaration of Trust further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration of Trust does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

13.      DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern Time) on each day on which the Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is also determined on any other day in which the level of trading in its portfolio is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. On any day in which no purchased orders for the shares of the Fund become effective and no shares are tendered for redemption, the net asset value per share is not determined.

         The net asset value per share of each class of the Fund is computed by taking the amount of the value of all of the Fund's assets, less the Fund's liabilities attributable to the class, and dividing it by the number of outstanding shares of the class. The Board of Trustees has directed that the fair market value of the Fund's assets should be determined as follows. Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations, to recommend valuations for normal institutional-sized trading units of debt securities. In addition, the Board has instructed advisory personnel not to rely exclusively on this pricing service if the fair market value of certain securities may be more accurately determined on the basis of information available from other sources. Temporary cash investments are valued at amortized cost, which approximates market value.

         The Fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B shares are offered at net asset value without the imposition of an initial sales charge.

14.      SYSTEMATIC WITHDRAWAL PLAN

         The Systematic Withdrawal Plan ("SWP"), which is available for Class A shares only, is designed to provide a convenient method of receiving fixed payments at regular intervals from Class A shares of the Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit with PSC shares of the Fund having a total value of not less than $10,000.
Periodic checks of $50 or more will be sent to the applicant, or any person designated by him, monthly or quarterly. Class B share accounts must meet the minimum initial investment requirement prior to establishing a SWP. Withdrawals from Class B share accounts are limited to 10% of the value at the time the SWP is established. See "How to Sell Fund Shares" in the Prospectus.

         Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

         SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

         The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed. The fees of PSC for maintaining SWPs are paid by the Fund.

15.      LETTER OF INTENTION

         Purchases of $100,000 or more of Class A shares (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to a Letter of Intention provided to PFD will qualify for a reduced sales charge. Such reduced sales charge will be the charge that would be applicable to the purchase of all Class A shares purchased during such 13-month period pursuant to a Letter of Intention had such shares been purchased all at once. See "How to Buy Fund Shares" in the Prospectus. For example, a person who signs a Letter of Intention providing for a total investment in Class A shares of $100,000 over a 13-month period would be charged at the 3.50% sales charge rate with respect to all purchases during that period. Should the amount actually purchased during the 13-month period be more or less than that indicated in the Letter, an adjustment in the sales charge will be made. A purchase not made pursuant to a Letter of Intention may be included thereafter if the Letter is filed within 90 days of such purchase. Any shareholder may also obtain the reduced sales charge by including the value (at current offering price) of all Class A shares of record held in the Fund and other Pioneer mutual funds, except directly purchased Class A shares of Pioneer Money Market Trust, as of the date of the Letter of Intention as a credit toward determining the applicable scale of sales charge for the Class A shares to be purchased under the Letter of Intention.

         The Letter of Intention authorizes PSC to escrow shares having a purchase price equal to 5% of the stated investment in the Letter of Intention. A Letter of Intention is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated and the investor should read the provisions of the Letter of Intention set forth in detail in the Account Application carefully before signing.

16.      INVESTMENT RESULTS

         The Fund's yield quotations and average annual total return quotations as they may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the SEC.

Quotations, Comparisons, and General Information

         From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to other relevant indices. For example, the Fund may compare a class's yield and/or total return to the Shearson Lehman Hutton Municipal Bond Index, or other comparable indices or investment vehicles.

         In addition, the performance of the classes of the Fund may be compared to alternative investment or savings vehicles (such as individual securities, bank deposits, or certificates of deposit) and/or indices or indicators of economic activity, e.g., inflation, interest rates, or the Consumer Price Index. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Personal Investor, Smart Money, USA Today, U.S. News and World Report, the Wall Street Journal, and Worth may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including CDA/Weisenberger Investment Companies Service, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Ibbotson Associates, Johnson's Charts, Kanon Bloch Carre and Co., Lipper Analytical Services, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

         One of the primary methods used to measure the performance of a class of the Fund is "total return." "Total return" will normally represent the percentage change in value of an account, or of a hypothetical investment in the class, over any period up to the lifetime of the class. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.

         Other data that may be advertised or published about a class of the Fund include the average portfolio quality, the average portfolio maturity, and the average portfolio duration.

         In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the Fund's mean account size.

Standardized Yield Quotations

         The yield of a class is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:

                  YIELD  = 2[  (a-b +1 ) 6 -1]
                                cd

Where:            a        =        interest earned during the period

                  b        =        net expenses accrued for the period

                  c        =        the average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends

                  d        =        the maximum offering price per share on the
                                    last day of the period

For purposes of calculating interest earned on debt obligations as provided in item "a" above:

          (i) The yield to maturity of each obligation held by the Fund is computed based on the market value of the obligation (including actual accrued interest, if any) at the close of business each day during the 30-day base period, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest, if any) on settlement date, and with respect to obligations sold during the month the sale price (plus actual accrued interest, if any) between the trade and settlement dates;

         (ii) The yield to maturity of each obligation is then divided by 360 and the resulting quotient is multiplied by the market value of the obligation (including actual accrued interest, if any) to determine the interest income on the obligation for each day. The yield to maturity calculation has been made on each obligation during the 30 day base period;

         (iii) Interest earned on all debt obligations during the 30-day or one month period is then totaled;

         (iv) The maturity of an obligation with a call provision(s) is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date;

          (v) Obligations with sinking fund call provisions may be regarded as maturing as to that portion to be retired on each sinking fund call date or during a twelve-month period; and

         (vi) In the case of a tax exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest of the obligation is used in lieu of yield to maturity to determine interest income earned on the obligation. In the case of a tax exempt obligation with original issue discount where the discount based on the current market value of the obligation exceeds the then remaining portion of original issue discount (i.e. market discount), the yield to maturity used to determine interest income earned on the obligation is the imputed rate based on the original issue discount calculation. In the case of a tax exempt obligation with original issue discount where the discount based on the current market value of the obligation is less than the then remaining portion of the original issue discount (market premium), the yield to maturity used to determine interest income earned on the obligation is based on the market value of the obligation.

         The yields of the Fund for the one-month period ended December 31, 1994 determined in accordance with the formula above were 5.01% for Class A shares and 4.39% for Class B shares, except that absent expense limitations, the yields on Class A shares and Class B shares of the Fund would have been 4.86% and 4.26%, respectively.

Taxable Equivalent Yield

         The Fund may also from time to time advertise the taxable equivalent yield of a class which is determined by dividing that portion of the class's yield (calculated as described above) that is tax exempt by one minus the stated federal income tax rate and adding the product to that portion, if any, of the class's yield that is not tax exempt. For a description of how to compare yields on municipal bonds and taxable securities, see the Taxable Equivalent Formula set forth in Appendix A to the Prospectus. The taxable equivalent yield for a Class A shareholder and a Class B shareholder in the 39.6% federal income tax bracket for the one-month period ended December 31, 1994 determined in accordance with such formula was 8.29% and 7.27%, respectively, except that absent expense limitations, the yield on Class A shares and Class B shares of the Fund would have been 8.05% and 7.05%, respectively.

Standardized Average Annual Total Return Quotations

         Average annual total return quotations for Class A and Class B shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                  P(1+T) n = ERV

Where:            P  =   a hypothetical initial payment of $1,000, less the
                         maximum sales load of $35 for Class A shares or the deduction of the CDSC on Class B shares at the end of the period

                  T  =   average annual total return

                  n  =   number of years

                ERV  =   ending redeemable value of the hypothetical $1,000
                         initial payment made at the beginning of the designated period (or fractional portion thereof)

The computation above assumes that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%. The average annual total return on a Class A share of the Fund for the one-year and five-year periods ended December 31, 1994 were -9.31% and 5.31%, respectively, and for the period since inception (October 22, 1986) was 5.43%. The total return on a Class B share of the Fund as of December 31, 1994 was - 4.37%. Absent expense limitations in effect during these periods, the average annual total return on a Class A share or a Class B share of the Fund would have been lower than the returns quoted above.


Automated Information Line

         FactFoneSM,   Pioneer's  24-hour  automated  information  line,  allows
shareholders   to  dial   toll-free   1-800-225-4321   and  hear  recorded  fund
information, including:


         (degree)        net asset value prices for all Pioneer mutual funds;

         (degree)        annualized 30-day yields on Pioneer bond funds;

         (degree) annualized 7-day yields and 7-day effective (compound) yields for Pioneer money market funds; and

         (degree) dividends and capital gains distributions on all Pioneer mutual funds.

         Yields  are  calculated  in  accordance  with  SEC  mandated   standard
formulas.


         In addition, by using a personal identification number ("PIN"), shareholders may enter purchases, exchanges and redemptions, access their account balance and last three transactions and may order a duplicate statement. See "FactFoneSM" in the Prospectus for more information.

         All performance numbers communicated through FactFoneSM represent past performance, and figures for all quoted bond funds include the applicable maximum sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A and Class B shares (except for Pioneer money market funds, which seek a stable $1.00 share price) will also vary and may be worth more or less at redemption than their original cost.


17.      FINANCIAL STATEMENTS



         The financial highlights table included in the Prospectus and the Fund's most recent Annual Report and Semi-Annual Report incorporated by reference into the Statement of Additional Information have been so included and incorporated in reliance upon the reports of Arthur Andersen, LLP, independent public accountants, given on their authority as experts in accounting and auditing.

                                   APPENDIX A

                         Description of Municipal Bonds

         Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions.

         The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment for principal and interest. The payment of such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. There are, of course, variations in the security of Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors.

         The yields on Municipal Bonds are dependent on a variety of factors, including general money market conditions, supply and demand and general conditions of the Municipal Bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Moody's Investor Service, Inc. and Standard & Poor's corporation represent their opinions as to the quality of various Municipal Bonds. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields while Bonds of the same maturity and coupon with different ratings may have the same yield.

                                   APPENDIX B

                     Description of Municipal Bond Ratings1

                        Moody's Investor's Service, Inc.2

                Aaa:Bonds  which  are  rated  Aaa are  judged  to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are produced by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such change as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                Aa:Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat bigger than in Aaa securities.

                A:Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment sometime in the future.

                Baa:Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                         Standards & Poor's Corporation3

                AAA:Bonds rated AAA are highest grade obligations. This rating indicates an extremely strong capacity to pay principal and interest.


--------
1 The ratings indicated herein are believed to be the most recent rating available at the date of this Prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year-end.

2 Rates bonds of issuers which have $600,000 or more of debt, except bonds of educational institutions, projects under construction, enterprises without established earnings records and situations where current financial data is unavailable.

3 Rates all governmental bodies having $1,000,000 or more of debt outstanding, unless adequate information is not available.

                AA:Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                A:Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

                BBB:Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                   APPENDIX C

                    Description of Certain Other Investments

U.S. Government Obligations - are issued by the Treasury and include bills, certificates of indebtedness, notes, and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, and the Federal National Mortgage Association.

Certificates of Deposit - are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

Bankers' Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

Repurchase Agreements - are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) form the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the 1940 Act, repurchase agreements are considered to be loans by the Fund. The Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. In the opinion of the Fund's adviser this risk is not material; if the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral.

                                   APPENDIX D

                            OTHER PIONEER INFORMATION


         The Pioneer family of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest, most respected and successful money managers in the United States.

         As of December 31, 1994, PMC employed a professional investment staff of 46, with a combined average of 14 years' experience in the financial services industry.

         At December 31, 1994, there were 591,192 non-retirement shareholder accounts and 337,577 retirement shareholder accounts in Pioneer's funds. Total assets for all Pioneer Funds were $10,038,000,000 representing a total of 928,769 shareholder accounts.


                                                         Pioneer Intermediate Tax-Free Fund


Date      Initial Investment     Offering Price     Sales Charge    Shares Purchased    Net Asset Value       Initial Net Asset
                                                     Included                             Per Share                Value
10/22/86        $10,000              $10.36             3.50%            965.25            $10.00                 $9,653


                                    Dividends and Capital Gains Reinvested

                                               Value of Shares

Date               From           From Cap. Gains      From Dividends       Total Value
                Investment          Reinvested           Reinvested
12/31/86           $9,662               $0                   $0                $9,662
12/31/87           $8,639               $0                 $645                $9,284
12/31/88           $9,074               $0                $1,389              $10,472
12/31/89           $9,324               $0                $2,170              $11,494
12/31/90           $9,295               $0                $2,937              $12,232
12/31/91           $9,710               $0                $3,888              $13,598
12/31/92           $9,962               $0                $4,813              $14,775
12/31/93          $10,387             $181                $5,844              $16,412
12/31/94           $9,286             $165                $5,973              $15,424

                       COMPARATIVE PERFORMANCE STATISTICS

             Municipal  U.S. Long Term  U.S. Long Term   U.S. Interm.    U.S.(30Day)     Bank Savings
             Long term   Corporate Bds    Govt Bonds      Govt Bonds    Treasury Bill      Account        6 Month CD
               %TR *     %Total Return*  %Total Return* %Total Return*  %Total Return *  %Total Return** %Total Return**
------------------------------------------------------------------------------------------------------------------------
Dec 1928       0.55          2.84            0.10            0.92            3.56            N/A              N/A
Dec 1929       3.22          3.27            3.42            6.01            4.75            N/A              N/A
Dec 1930       6.52          7.98            4.66            6.72            2.41            5.30             N/A
Dec 1931       -3.53         -1.85           -5.31           -2.32           1.07            5.10             N/A
Dec 1932       8.19          10.82           16.84           8.81            0.96            4.10             N/A
Dec 1933       -2.17         10.38           -0.07           1.83            0.30            3.40             N/A
Dec 1934       21.66         13.84           10.03           9.00            0.16            3.50             N/A
Dec 1935       9.18          9.61            4.98            7.01            0.17            3.10             N/A
Dec 1936      -15.13         6.74            7.52            3.06            0.18            3.20             N/A
Dec 1937       28.38         2.75            0.23            1.56            0.31            3.50             N/A
Dec 1938       9.24          6.13            5.53            6.23           -0.02            3.50             N/A
Dec 1939       5.70          3.97            5.94            4.52            0.02            3.40             N/A
Dec 1940       10.52         3.39            6.09            2.96            0.00            3.30             N/A
Dec 1941       -0.80         2.73            0.93            0.50            0.06            3.10             N/A
Dec 1942       2.09          2.60            3.22            1.94            0.27            3.00             N/A
Dec 1943       6.51          2.83            2.08            2.81            0.35            2.90             N/A
Dec 1944       4.15          4.73            2.81            1.80            0.33            2.80             N/A
Dec 1945       5.76          4.08            10.73           2.22            0.33            2.50             N/A
Dec 1946       -3.77         1.72            -0.10           1.00            0.35            2.20             N/A
Dec 1947       -4.04         -2.34           -2.62           0.91            0.50            2.30             N/A
Dec 1948       3.79          4.14            3.40            1.85            0.81            2.30             N/A
Dec 1949       14.39         3.31            6.45            2.32            1.10            2.40             N/A
Dec 1950       4.15          2.12            0.06            0.70            1.20            2.50             N/A
Dec 1951       -3.65         -2.69           -3.93           0.36            1.49            2.60             N/A
Dec 1952       -3.21         3.52            1.16            1.63            1.66            2.70             N/A
Dec 1953       0.38          3.41            3.64            3.23            1.82            2.80             N/A
Dec 1954       3.74          5.39            7.19            2.68            0.86            2.90             N/A
Dec 1955       -1.21         0.48            -1.29           -0.65           1.57            2.90             N/A
Dec 1956       -7.61         -6.81           -5.59           -0.42           2.46            3.00             N/A
Dec 1957       5.92          8.71            7.46            7.84            3.14            3.30             N/A
Dec 1958       -2.56         -2.22           -6.09           -1.29           1.54            3.38             N/A
Dec 1959       -3.43         -0.97           -2.26           -0.39           2.95            3.53             N/A
Dec 1960       8.61          9.07            13.78           11.76           2.66            3.86             N/A
Dec 1961       2.37          4.82            0.97            1.85            2.13            3.90             N/A
Dec 1962       7.68          7.95            6.89            5.56            2.73            4.08             N/A
Dec 1963       -0.84         2.19            1.21            1.64            3.12            4.17             N/A
Dec 1964       4.59          4.77            3.51            4.04            3.54            4.19            4.18
Dec 1965       -2.74         -0.46           0.71            1.02            3.93            4.23            4.68
Dec 1966       0.58          0.20            3.65            4.69            4.76            4.45            5.75
Dec 1967       -4.41         -4.95           -9.18           1.01            4.21            4.67            5.48
Dec 1968       -0.96         2.57            -0.26           4.54            5.21            4.68            6.44
Dec 1969      -15.39         -8.09           -5.07           -0.74           6.58            4.80            8.71
Dec 1970       21.10         18.37           12.11           16.86           6.52            5.14            7.06
Dec 1971       12.26         11.01           13.23           8.72            4.39            5.30            5.36
Dec 1972       1.51          7.26            5.69            5.16            3.84            5.37            5.38
Dec 1973       4.27          1.14            -1.11           4.61            6.93            5.51            8.60
Dec 1974      -10.66         -3.06           4.35            5.69            8.00            5.96            10.20
Dec 1975       11.55         14.64           9.20            7.83            5.80            6.21            6.51
Dec 1976       15.79         18.65           16.75           12.87           5.08            6.23            5.22
Dec 1977       3.87          1.71            -0.69           1.41            5.12            6.39            6.12
Dec 1978       -3.98         -0.07           -1.18           3.49            7.18            6.56            10.21
Dec 1979       1.02          -4.18           -1.23           4.09           10.38            7.29            11.90
Dec 1980      -17.57         -2.76           -3.95           3.91           11.24            8.78            12.33
Dec 1981      -15.52         -1.24           1.86            9.45           14.71           10.71            15.50
Dec 1982       47.94         42.56           40.36           29.10          10.54           11.19            12.18
Dec 1983       3.34          6.26            0.65            7.41            8.80            9.71            9.65
Dec 1984       8.41          16.86           15.48           14.02           9.85            9.92            10.65
Dec 1985       24.03         30.09           30.97           20.33           7.72            9.02            7.82
Dec 1986       27.31         19.85           24.53           15.14           6.16            7.84            6.30
Dec 1987       -5.06         -0.27           -2.71           2.90            5.47            6.92            6.58
Dec 1988       11.47         10.70           9.67            6.10            6.35            7.20            8.15
Dec 1989       14.64         16.23           18.11           13.29           8.37            7.91            8.27
Dec 1990       6.54          6.78            6.18            9.73            7.81            7.8             7.85
Dec 1991       11.18         19.89           19.30           15.46           5.60            4.61            4.95
Dec 1992       10.80         9.39            8.05            7.19            3.51            2.89            3.27
Dec 1993       14.16         13.19           18.24           11.24           2.90            2.73            2.88
Dec 1994       -8.63         -5.76           -7.77           -5.14           3.90            4.96             5.4

                        * Source:   Ibbotson Associates
                       ** Source:   Towers Data Systems

                               INDEX DESCRIPTIONS


LONG-TERM MUNICIPAL BOND PORTFOLIO *
For 1926-1984, returns are calculated form yields on 20-year prime issues from Solomon Brothers' Analytical Record of Yields and Yields Spreads, assuming coupon equals previous year-end yield and a 20-year maturity. For 1985-present, returns are calculated using Moody's Bond Record, using the December average municipal yield as the beginning-of-following year coupon (average of Aaa, Aa, A, Baa grades).

LONG-TERM CORPORATE BONDS *
For 1969-1991, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. Since most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

Over 1926-1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946-1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon for 1969-1991. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Randolph W. Westerfield, Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

LONG-TERM GOVERNMENT BOND TOTAL RETURN *
The total returns on long-term government bonds from 1977 to 1991 are constructed with data from The Wall Street Journal. Over 1926-1976, data are obtained from the Government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed. Total returns for 1977-1991 are calculated as the change in the flat price or and-interest price.

INTERMEDIATE-TERM GOVERNMENT BONDS TOTAL RETURN *
Total returns of the intermediate-term government bonds for 1977-1991 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934-1986 are obtained from the CRSP Government Bond File.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than 5 years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934-1942, almost all bonds with maturities near 5 years were partially or full tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926-1933, there are few bonds suitable for construction of a series with a 5-year maturity. For this period, five year bond yield estimates are used.

U.S. (30 DAY) TREASURY BILL TOTAL RETURNS *
For the U.S. Treasury bill index, data from The Wall Street Journal are used for 1977-1991; the CRSP U.S. Government Bond File is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

BANK SAVINGS ACCOUNT **
Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963-1987 and The Wall Street Journal for the years 1988-1994.

6 MONTH CD **
Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

                       PIONEER INTERMEDIATE TAX-FREE FUND


                            PART C. OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

          (a) Financial Statements:


              The financial highlights of the Registrant are included in Part A of the Registration Statement. The financial statements of the Registrant have been incorporated by reference into Part B of the Registration Statement from the 1994 Annual Report to Shareholders dated December 31, 1994 (filed electronically on April 27, 1995 as
              Exhibit 12 to Post-Effective Amendment No. 11 to the Registration Statement (811-4768; accession number 0000798172-95-000005)) and from the 1995 Semi-Annual Report to Shareholders dated June 30, 1995 (filed electronically on August 23, 1995 (811-4768; accession number 0000798172-95-000011)).


          (b) Exhibits:

              1.       Amended and Restated Declaration of Trust_

              1.1      Establishment and Designation of Classes_

              2.       By-Laws_

              3.       None

              4.       None

              5.       Management Contract_

              6.1.     Underwriting Agreement_

              6.2.     Form of Dealer Sales Agreement_

              7.       None

              8.1      Form of Custodian Agreement with Brown Brothers Harriman
                       & Co._

              9.       Investment Company Service Agreement_

              10.      None


              11.      Consent of Arthur Andersen LLP

              12.      1994 Annual Report to Shareholders_


              13.      Form of Stock Purchase Agreement_

              14.      None

              15.      Distribution Plan_

              15.1     Form of Class B Rule 12b-1 Distribution Plan_


              16. Description of Average Annual Total Return and Yield Calculation_


              17.       Financial Data Schedule


              18.       Power of Attorney_

------------------------


_ Previously filed. Incorporated by reference from the exhibits filed with the Registration Statement (File No. 33-7592), as amended, of the Registrant.



Item 25. Persons Controlled By or Under
         Common Control With Registrant


   The Pioneer Group, Inc., a publicly-traded Delaware corporation ("PGI"), owns 100% of the outstanding capital stock of Pioneering Management Corporation, a Delaware corporation ("PMC"), Pioneering Services Corporation ("PSC"), Pioneer Funds Distributor, Inc. ("PFD"), Pioneer Capital Corporation ("PCC"), Pioneer Fonds Marketing GmbH ("GmbH"), Pioneer SBIC Corp. ("SBIC"), Pioneer Associates, Inc., Pioneer International Corporation, Pioneer Plans Corporation ("PPC"), Pioneer Goldfields Limited ("PGL"), and Pioneer Investments Corporation ("PIC"), all Massachusetts corporations. PGI also owns 100% of the outstanding capital stock of Pioneer Metals and Technology, Inc. ("PMT"), a Delaware corporation, Pioneer Fonds Marketing GmbH, a German corporation, and Pioneer First Polish Trust Fund Joint Stock Company ("First Polish"), a Polish corporation. PGI owns 90% of the outstanding shares of Teberebie Goldfields Limited ("TGL"). Pioneer Fund, Pioneer Europe Fund, Pioneer II, Pioneer Three, Pioneer U.S. Government Trust, Pioneer Bond Fund, Pioneer Growth Trust, Pioneer International Growth Fund, Pioneer Short-Term Income Trust, Pioneer Tax-Free State Series Trust, and the Registrant (each of the foregoing are Massachusetts business trusts);
Pioneer Real Estate Shares, Pioneer Interest Shares, Inc. (a Nebraska corporation); and Pioneer Growth Shares, Pioneer Money Market Trust, Pioneer Income Fund, Pioneer Emerging Markets Fund, Pioneer India Fund, Pioneer Small Company Fund and Pioneer Tax-Free Income Fund (each of the foregoing are

Delaware business trusts) are all parties to management contracts with PMC. PCC owns 100% of the outstanding capital stock of SBIC. SBIC is the sole general partner of Pioneer Ventures Limited Partnership, a Massachusetts limited partnership. John F. Cogan, Jr. owns approximately 15% of the outstanding shares of PGI. Mr. Cogan is Chairman of the Board, President and Trustee of the Registrant and of each of the Pioneer mutual funds; Director and President of PGI; President and Director of PPC, PIC, Pioneer International Corporation and PMT; Director of PCC and PSC; Chairman of the Board and Director of PMC, PFD and TGL; Chairman, President and Director of PGL; Chairman of the Supervisory Board of GmbH; Chairman and Member of Supervisory Board of First Polish and Chairman and Partner, Hale and Dorr.



Item 26.  Number of Holders of Securities


         The following table sets forth the approximate number of recordholders of each class of securities of the Registrant as of November 30, 1995:


                                          Class A     Class B


         Number of Record Holders:         2,384        97



Item 27. Indemnification


         Except for the Amended and Restated Declaration of Trust dated December 7, 1993, establishing the Registrant as a trust under Massachusetts law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.



Item 28. Business and Other Connections of Investment Adviser

         All of the information required by this item is set forth in the Form ADV, as amended, of Pioneering Management Corporation. The following sections of such Form ADV are incorporated herein by reference:

         (a) Items 1 and 2 of Part 2;

         (b)  Section IV, Business Background of
              each Schedule D.



Item 29. Principal Underwriter

         (a)  See Item 25 above.
         (b)  Directors and Officers of PFD:

                           Positions and Offices        Positions and Offices
Name                       with Underwriter             with Registrant

John F. Cogan, Jr.         Director and Chairman        Chairman of the Board,
                                                        President and Trustee

Robert L. Butler           Director and President       None



David D. Tripple           Director                     Executive Vice
                                                        President and Trustee


Steven M. Graziano         Senior                       None
                           Vice President


Stephen W. Long            Senior                       None
                           Vice President

John W. Drachman           Vice President               None


Barry G. Knight            Vice President               None


William A. Misata          Vice President               None

Anne W. Patenaude          Vice President               None


Elizabeth B. Rice          Vice President               None

Gail A. Smyth              Vice President               None

Constance D. Spiros        Vice President               None

Marcy L. Supovitz          Vice President               None

Steven R. Berke            Assistant                    None
                           Vice President

Mary Sue Hoban             Assistant                    None
                           Vice President


William H. Keough          Treasurer                    Treasurer

Roy P. Rossi               Assistant Treasurer          None

Joseph P. Barri            Clerk                        Secretary


Robert P. Nault            Assistant Clerk              Assistant Secretary

                  (c) Not applicable.



Item 30. Location of Accounts and Records

                  The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts; contact the Treasurer.

Item 31. Management Services


                  The Registrant is not a party to any management-related service contract, except as described in the Prospectus and Statement of Additional Information.


Item 32. Undertaking


                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c) The Registrant hereby undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, a copy of the Registrant's annual report to shareholders furnished pursuant to and meeting the requirements of Rule 30d-1 under the Investment Company Act of 1940, as amended, from which the specified information is incorporated by reference, unless such person currently holds securities of the Registrant and otherwise has received a copy of such report, in which case the Registrant shall state in the Prospectus that it will furnish, without charge, a copy of such report on request, and the name, address and telephone number of the person to whom such a request should be directed.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 13 to its Registration Statement (the "Amendment") pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 4th day of January, 1996.



                                            PIONEER INTERMEDIATE TAX-FREE FUND



                                            By: /s/Joseph P. Barri
                                                Joseph P. Barri,
                                                Secretary




     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 to the Registration Statement (File No. 33-7592) has been signed below by the following persons in the capacities and on the date indicated:






         Signature                                              Date

Principal Executive Officer:        )
                                    )
                                    )
John F. Cogan, Jr.*                 )
John F. Cogan, Jr.                  )


                                    )                    January 4, 1996
                                    )
Principal Financial and             )
Accounting Officer:                 )
                                    )
                                    )
William H. Keough*                  )
William H. Keough                   )

A MAJORITY OF THE BOARD OF TRUSTEES:

John F. Cogan, Jr.*           )
John F. Cogan, Jr.            )
                              )
Richard H. Egdahl, M.D.*      )
Richard H. Egdahl, M.D.       )
                              )
John W. Kendrick*             )
John W. Kendrick              )
                              )
Marguerite A. Piret*          )
Marguerite A. Piret           )
                              )
David D. Tripple*             )
David D. Tripple              )
                              )
John Winthrop*                )
John Winthrop                 )
                              )
Margaret B.W. Graham*         )
Margaret B.W. Graham          )
                              )
Stephen K. West*              )
Stephen K. West





*By: /s/Joseph P. Barri
     Joseph P. Barri,                          January 4, 1996
     Attorney-in-fact

                                  Exhibit Index



Exhibit
Number            Document Title


11.               Consent of Arthur Andersen LLP


17.               Financial Data Schedules